                                                                   EXHIBIT 10.20

                                                                  Execution Copy


                                CREDIT AGREEMENT



                                      among


                       UNIVERSAL HOSPITAL SERVICES, INC.,
                                    Borrower,


                               The Several Lenders
                        from Time to Time Parties Hereto,


                           KEY CORPORATE CAPITAL INC.,
                              as Collateral Agent,


                             HELLER FINANCIAL, INC.,
                              as Syndication Agent


                                       and


                       CANADIAN IMPERIAL BANK OF COMMERCE,
                             as Administrative Agent


                          Dated as of October 25, 1999


                            CIBC WORLD MARKETS CORP.,
                        as Lead Arranger and Book Manager

                                TABLE OF CONTENTS

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                                                                                                                Page
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SECTION 1.        DEFINITIONS.....................................................................................1

         1.1      Defined Terms...................................................................................1
         1.2      Other Definitional Provisions..................................................................20


SECTION 2.        AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENTS...............................................21

         2.1      Revolving Credit Commitments...................................................................21
         2.2      Revolving Credit Notes.........................................................................21
         2.3      Procedure for Revolving Credit Borrowing.......................................................22
         2.4      Commitment Fee.................................................................................22
         2.5      Termination or Reduction of Revolving Credit Commitments.......................................22


SECTION 3.        LETTERS OF CREDIT..............................................................................23

         3.1      L/C Commitment.................................................................................23
         3.2      Procedure for Issuance of Letters of Credit....................................................23
         3.3      Fees, Commissions and Other Charges............................................................24
         3.4      L/C Participations.............................................................................24
         3.5      Reimbursement Obligations of the Borrower......................................................25
         3.6      Obligations Absolute...........................................................................26
         3.7      Letter of Credit Payments......................................................................26
         3.8      Application....................................................................................27


SECTION 4.        SWING LINE LOANS...............................................................................27

         4.1      Swing Line Commitment..........................................................................27
         4.2      Swing Line Note................................................................................27
         4.3      Refunded Swing Line Loans......................................................................27


SECTION 5.        GENERAL PROVISIONS APPLICABLE TO LOANS.........................................................29

         5.1      Interest Rates and Payment Dates...............................................................29
         5.2      Conversion and Continuation Options............................................................29
         5.3      Minimum Amounts and Maximum Number of Tranches.................................................30
         5.4      Optional Prepayments...........................................................................30
         5.5      Mandatory Prepayments..........................................................................30
         5.6      Computation of Interest and Fees...............................................................32
         5.7      Inability to Determine Interest Rate...........................................................32
         5.8      Pro Rata Treatment and Payments................................................................33

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

         5.9      Illegality.....................................................................................34
         5.10     Requirements of Law............................................................................34
         5.11     Taxes..........................................................................................35
         5.12     Indemnity......................................................................................37
         5.13     Lending Offices; Change of Lending Office......................................................37
         5.14     Defaulting Lender..............................................................................38
         5.15     Replacement of Certain Lenders.................................................................39


SECTION 6.        REPRESENTATIONS AND WARRANTIES.................................................................39

         6.1      Financial Condition............................................................................39
         6.2      No Change......................................................................................40
         6.3      Existence; Compliance with Law.................................................................41
         6.4      Power; Authorization; Enforceable Obligations..................................................41
         6.5      No Legal Bar...................................................................................41
         6.6      No Material Litigation.........................................................................42
         6.7      No Default.....................................................................................42
         6.8      Ownership of Property; Liens...................................................................42
         6.9      Intellectual Property..........................................................................42
         6.10     No Burdensome Restrictions.....................................................................42
         6.11     Taxes..........................................................................................42
         6.12     Federal Regulations............................................................................43
         6.13     ERISA..........................................................................................43
         6.14     Investment Company Act; Other Regulations......................................................43
         6.15     Subsidiaries; Stockholders.....................................................................43
         6.16     Security Documents.............................................................................44
         6.17     Accuracy and Completeness of Information.......................................................44
         6.18     Labor Relations................................................................................45
         6.19     Insurance......................................................................................45
         6.20     Solvency.......................................................................................45
         6.21     Purpose of Loans...............................................................................46
         6.22     Environmental Matters..........................................................................46
         6.23     Year 2000 Compliance...........................................................................47
         6.24     Senior Notes Documents; Subordinated Notes.....................................................47
         6.25     Concerning Regulatory Matters..................................................................47


SECTION 7.        CONDITIONS PRECEDENT...........................................................................48

         7.1      Conditions to Initial Revolving Credit Loans...................................................48
         7.2      Conditions to Each Loan........................................................................51


SECTION 8.        AFFIRMATIVE COVENANTS..........................................................................52

         8.1      Financial Statements...........................................................................52

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
         8.2      Certificates; Other Information................................................................53
         8.3      Payment of Obligations.........................................................................54
         8.4      Conduct of Business and Maintenance of Existence...............................................54
         8.5      Maintenance of Property; Insurance.............................................................54
         8.6      Inspection of Property; Books and Records; Discussions.........................................54
         8.7      Notices........................................................................................55
         8.8      Environmental Laws.............................................................................56
         8.9      Changes to Advance Rates, Standards of Eligibility and Reserves................................56
         8.10     Periodic Audit of Accounts Receivable and Inventory............................................56
         8.11     Additional Collateral; Additional Guarantors...................................................57
         8.12     Year 2000 Covenants............................................................................58
         8.13     Landlord Estoppel Agreements...................................................................59


SECTION 9.        NEGATIVE COVENANTS.............................................................................59

         9.1      Financial Condition Covenants..................................................................59
         9.2      Limitation on Indebtedness.....................................................................60
         9.3      Limitation on Liens............................................................................61
         9.4      Limitation on Guarantee Obligations............................................................63
         9.5      Limitation on Fundamental Changes..............................................................64
         9.6      Limitation on Sale of Assets...................................................................64
         9.7      Limitation on Dividends........................................................................65
         9.8      Limitation on Capital Expenditures.............................................................66
         9.9      Limitation on Investments, Loans and Advances..................................................66
         9.10     Limitation on Optional Payments and Modifications of Agreements................................67
         9.11     Limitation on Transactions with Affiliates.....................................................68
         9.12     Limitation on Sales and Leasebacks.............................................................68
         9.13     Limitation on Changes in Fiscal Year...........................................................68
         9.14     Limitation on Negative Pledge Clauses..........................................................68
         9.15     Limitation on Lines of Business................................................................69
         9.16     Governing Documents............................................................................69
         9.17     Limitation on Subsidiary Formation.............................................................69
         9.18     Limitation on Securities Issuances.............................................................69


SECTION 10.       EVENTS OF DEFAULT..............................................................................69



SECTION 11.       THE AGENTS.....................................................................................73

         11.1     Appointment....................................................................................73
         11.2     Delegation of Duties...........................................................................73
         11.3     Exculpatory Provisions.........................................................................73
         11.4     Reliance by Agents.............................................................................74
         11.5     Notice of Default..............................................................................74

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
         11.6     Non-Reliance on Agent and Other Lenders........................................................74
         11.7     Indemnification................................................................................75
         11.8     Agent in Its Individual Capacity...............................................................75
         11.9     Successor Agent................................................................................76
         11.10    Arranger, Bookrunner and Syndication Agent.....................................................76


SECTION 12.       MISCELLANEOUS..................................................................................76

         12.1     Amendments and Waivers.........................................................................76
         12.2     Notices........................................................................................77
         12.3     No Waiver; Cumulative Remedies.................................................................77
         12.4     Survival of Representations and Warranties.....................................................78
         12.5     Payment of Expenses and Taxes..................................................................78
         12.6     Successors and Assigns; Participations and Assignments.........................................78
         12.7     Adjustments; Set-off...........................................................................81
         12.8     Counterparts...................................................................................81
         12.9     Severability...................................................................................81
         12.10    Integration....................................................................................82
         12.11    GOVERNING LAW..................................................................................82
         12.12    Submission To Jurisdiction; Waivers............................................................82
         12.13    Acknowledgements...............................................................................82
         12.14    WAIVERS OF JURY TRIAL..........................................................................83
         12.15    Confidentiality................................................................................83

Schedules
---------

Schedule 1                 Lenders, Commitments and Lending Offices
Schedule 6.4               Governmental Consent
Schedule 6.6               Litigation
Schedule 6.15              Subsidiaries
Schedule 6.16              Filing Jurisdictions
Schedule 6.19              Insurance
Schedule 6.22              Environmental Matters
Schedule 6.25              Governmental Investigations and Audits
Schedule 9.2               Existing Indebtedness
Schedule 9.3               Existing Liens
Schedule 9.4               Existing Guarantee Obligations
Schedule 9.8               Existing Investments


Exhibits
--------

Exhibit A-1                Form of Revolving Credit Note
Exhibit A-2                Form of Swing Line Note
Exhibit A-3                Form of Borrowing Request
Exhibit A-4                Form of Conversion Notice
Exhibit A-5                Form of Prepayment Notice
Exhibit B                  Form of Borrowing Base Certificate
Exhibit C                  Form of Guarantee
Exhibit D                  Form of Pledge Agreement
Exhibit E                  Form of Security Agreement
Exhibit F                  Form of Non-Bank Status Certificate
Exhibit G                  Form of Secretary's Certificate
Exhibit H                  Form of Opinion of Dorsey & Whitney, LLP
Exhibit I                  Form of Assignment and Acceptance

                                CREDIT AGREEMENT

         CREDIT AGREEMENT, dated as of October 25, 1999, among UNIVERSAL HOSPITAL SERVICES, INC., a Minnesota corporation (the "Borrower"), the lenders from time to time parties to this Agreement (the "Lenders"), KEY CORPORATE CAPITAL INC., as collateral agent for the Lenders hereunder (in such capacity, the "Collateral Agent"), HELLER FINANCIAL, INC., as syndication agent for the Lenders hereunder (in such capacity, the "Syndication Agent") and CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent").

                                    RECITALS

         The Borrower has requested that the Lenders make available to the Borrower revolving credit loans, and that the Issuing Lender issue for the benefit of the Borrower letters of credit, in an aggregate principal and/or face amount at any one time outstanding not to exceed $77,500,000, the proceeds of which would be used among other things, to refinance existing debt of the Borrower (including, without limitation, to refinance and replace the Existing Credit Agreement (as defined below)), to finance the cash portion of the acquisition of Vital Choice Medical Systems, to pay fees and expenses incurred in connection herewith and therewith and to finance the working capital requirements of the Borrower and its subsidiaries in the ordinary course of business and for other general corporate purposes. The Lenders are willing to make such credit available to the Borrower, but only on these terms, and subject to the conditions, set forth in this Agreement.

         The parties hereto hereby agree as follows:


         SECTION 1. DEFINITIONS

         1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

         "Acquired Entity or Business": as defined in the proviso to the definition of Consolidated Net Income.

         "Administrative Agent": CIBC, in its capacity as the Administrative Agent for the Lenders under this Agreement and the other Loan Documents.

         "Affiliate": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person (including, with its correlative meanings, "controlled by" and "under common control with") means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

         "Agents": collectively, the Administrative Agent and the Collateral Agent.

         "Aggregate Outstanding RC Extensions of Credit": as to any Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (b) such Lender's Revolving Credit Commitment Percentage of the L/C Obligations then outstanding and (c) such Lender's Revolving Credit Commitment Percentage of all Swing Line Loans then outstanding; provided, however, that for purposes of calculating Available RC Commitment solely for purposes of Section 2.4, the amount referred to in clause (c) above shall be deemed to be zero.

         "Agreement": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

         "Applicable Advance Rate": for any period set forth in the table below with respect to any property described in such table, the percentage set forth under the relevant column heading for such property opposite such period in the table below (or such other percentage as the Administrative Agent shall determine in accordance with Section 8.9):

                                                                   Eligible
                                                Eligible         Depreciated
                                                 Rental           Equipment          Wholesale        Equipment
                   Period                       Equipment           Amount          Disposables      Disposables
                   ------                       ---------        -----------        -----------      -----------
  The date hereof through October 31, 2000          60%              25%                 50%              50%

  November 1, 2000 through October 31, 2001         60%              15%                 50%              40%

  November 1, 2001 through October 31, 2002         60%               5%                 50%              30%

  November 1, 2002 through October 31, 2003         55%               0%                 50%              20%

  November 1, 2003 through Revolving                50%               0%                 50%              10%
     Credit Termination Date

         "Applicable Lending Office": for each Lender and for each Type of Revolving Credit Loan, the lending office of such Lender designated for such Type of Revolving Credit Loan on Schedule 1 hereto (or any other lending office from time to time notified to the Administrative Agent by such Lender) as the office at which its Revolving Credit Loans of such Type are to be made and maintained.

         "Applicable Margin": (a) for any Revolving Credit Loan of any Type or any Swing Line Loan, at any time the Leverage Ratio then in effect (determined as set forth in clause (b) below) is within any of the ranges set forth below, the rate per annum set forth under the relevant column heading opposite the applicable range below:

                                      Base Rate Loans
                                   (including Swing Line          Eurodollar
     Leverage Ratio                        Loans)                   Loans
     -------------------------- ---------------------------- -------------------

     Greater than or equal to              1.75%                    3.00%
     4.00 to 1
     -------------------------- ---------------------------- -------------------

     Less than 4.00 but                    1.50%                    2.75%
     greater than or equal to
     3.50 to 1
     -------------------------- ---------------------------- -------------------

     Less than 3.50 but                    1.25%                    2.50%
     greater than or equal to
     3.00 to 1
     -------------------------- ---------------------------- -------------------

     Less than 3.00 to 1                   1.00%                    2.25%
     -------------------------- ---------------------------- -------------------

         (b) Changes in the Applicable Margin resulting from changes in the Leverage Ratio shall become effective on the date (the "Adjustment Date") on which financial statements are received by the Administrative Agent pursuant to
Section 8.1(c) (but in any event not later than the 30th day after the end of each calendar month) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered the Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 4.00 to 1. Each determination of the Leverage Ratio pursuant to this definition shall be made with respect to the period of four consecutive fiscal quarters of the Borrower ending at the end of the period covered by the relevant financial statements. For the period from the Closing Date to the first date on which financial statements for the calendar month ended April 30, 2000 are required to be delivered pursuant to Section 8.1(c) hereof, the Leverage Ratio for purposes of this definition shall be deemed to be greater than 4.00 to 1.

         "Application": an application, in such form as the Issuing Lender may specify from time to time, requesting the Issuing Lender to open a Letter of Credit.

         "Arranger": CIBC World Markets Corp., in its capacity as lead arranger and book manager.

         "Assignee": as defined in Section 12.6(c).

         "Assignment and Acceptance": as defined in Section 12.6(c).

         "Available RC Commitment": as to any Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Lender's Revolving Credit Commitment at such time over (b) the Aggregate Outstanding RC Extensions of Credit by such Lender at such time.

         "Base Rate": for any day, the rate per annum (rounded upward, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest publicly announced by CIBC in New York, New York from time to time as its base rate (the base rate not being intended to be the lowest rate of interest charged by CIBC in connection with extensions of credit to debtors).

         "Base Rate Loans": Loans the rate of interest applicable to which is based upon the Base Rate.

         "Borrower": as defined in the heading to this Agreement.

         "Borrowing Base": at any time, the sum of (a) 85% (or such other percentage as the Administrative Agent shall determine in accordance with
Section 8.9) of the then Eligible Receivables; (b) the Applicable Advance Rate at such time of the then Eligible Rental Equipment; (c) the Applicable Advance Rate at such time of Eligible Depreciated Equipment Amount; (d) the Applicable Advance Rate at such time of Eligible Wholesale Disposables; and (e) the Applicable Advance Rate at such time of Eligible Equipment Disposables. The Borrowing Base in effect at any time shall be the Borrowing Base as shown on the Borrowing Base Certificate most recently delivered by the Borrower pursuant to this Agreement; provided, however, that if the Borrower shall fail to deliver a Borrowing Base Certificate when required pursuant to Section 8.2(c), then, at the election of the Administrative Agent, the Borrowing Base in effect shall be zero until such Borrowing Base Certificate is delivered; and provided, further, however, that (i) the aggregate amount of the Borrowing Base at any time attributable to Eligible Depreciated Equipment may not exceed $5,000,000 and
(ii) the aggregate amount of the Borrowing Base at any time attributable to Eligible Wholesale Disposables and Eligible Equipment Disposables may not exceed $5,000,000.

         "Borrowing Base Certificate": a certificate, substantially in the form of Exhibit B, with appropriate insertions, showing the Borrowing Base as of the date set forth therein, and executed on behalf of the Borrower by a duly authorized officer thereof.

         "Borrowing Date": any Business Day specified in a notice pursuant to
Section 2.3 or 4.1 as a date on which the Borrower has requested that Loans be made by the Lenders hereunder a Letter of Credit be issued by the Issuing Lender.

         "Business": as defined in Section 6.22.

         "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close, and, if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, or a Conversion of or into, or an Interest Period for, a Eurodollar Loan or a notice by the Borrower with respect to any such borrowing, payment, prepayment, Conversion or Interest Period, which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Capital Expenditures": for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Financing Leases by the Borrower and its Subsidiaries during that period) that, in conformity with GAAP, are or are required to be included in the property, plant or equipment reflected in the consolidated balance sheet of the Borrower and its Subsidiaries, excluding (i) Capital Expenditures made with the Net Proceeds obtained from the disposition of property, plant and equipment and (ii) to the extent otherwise deemed capital expenditures, expenditures made as part of the purchase price of all or substantially all of the assets of any Person, or any product line or division of a Person, or 100% of the Capital Stock of a Person, which acquisition is permitted under this Agreement or consented to by the Required Lenders.

         "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all similar ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

         "Cash Equivalents": (a) securities with maturities of 360 days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of 360 days or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause
(b) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by Standard and Poor's Ratings Group ("S&P") or P-1 or the equivalent thereof by Moody's Investors Service, Inc. ("Moody's") and in either case maturing within 90 days after the day of acquisition, (e) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

         "CIBC": Canadian Imperial Bank of Commerce.

         "Closing Date": the date on which the conditions precedent set forth in
Section 7.1 shall be satisfied or waived.

         "Code": the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral": all property and interests in property of the Loan Parties, now owned or hereinafter acquired, upon which a Lien is purported to be created by any Security Document.

         "Collateral Agent": as defined in the heading to this Agreement.

         "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

         "Consolidated Current Assets": at a particular date, all amounts which would, in conformity with GAAP, be included under current assets on a consolidated balance sheet of the Borrower and its Subsidiaries as at such date; provided, however, that such amounts shall not include (a) any amounts for any Indebtedness owing by an Affiliate of the Borrower, unless such Indebtedness arose in connection with the sale of goods or other property in the ordinary course of business and would otherwise constitute current assets in conformity with GAAP, (b) any shares of stock issued by an Affiliate of the Borrower, or
(c) the cash surrender value of any life insurance policy.

         "Consolidated Current Liabilities": at a particular date, all amounts which would, in conformity with GAAP, be included under current liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries as at such date.

         "Consolidated EBIT": for any period, Consolidated Net Income for such period before Consolidated Interest Expense and provision for taxes for such period taking into account the tax effect associated with any adjustments made to Consolidated Net Income pursuant to clauses (i) through (vii) inclusive of the proviso to the definition of Consolidated Net Income.

         "Consolidated EBITDA": for any period, Consolidated EBIT for such period, adjusted by adding thereto the amount of all amortization of intangibles and depreciation, and all expenses incurred by the Loan Parties pursuant to
Section 8.10, that were deducted in arriving at Consolidated EBIT for such period and the amount of any management or similar fee paid to J.W. Childs during such period pursuant to the Management Fee Agreement or otherwise.

         "Consolidated Fixed Charges": for any period, the sum of (i) the amounts deducted for the cash portion of Consolidated Interest Expense in determining Consolidated Net Income for such period, (ii) the amount of scheduled payments of principal of Indebtedness during such period, (iii) all amounts of Capital Expenditures made during such period (other than Capital Expenditures in respect of Financing Leases to the extent the same are included in clauses (i) or (ii) of this definition and other than Specified Capital Expenditures for each fiscal quarter of the Borrower during such period) and
(iv) the amount of cash income taxes paid during such period.

         "Consolidated Indebtedness": at any time, the aggregate Indebtedness of the Borrower and its consolidated Subsidiaries at such time determined on a consolidated basis in accordance with GAAP.

         "Consolidated Interest Expense": for any period, the amount which, in conformity with GAAP, would be set forth opposite the caption "interest expense" or any like caption (including without limitation, imputed interest included in payments under Financing Leases) net of any cash interest income on a consolidated income statement of the Borrower and the Subsidiaries for such period excluding the amortization of any original issue discount.

         "Consolidated Net Income": for any period, the net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, provided that there shall be excluded (i) the income (or loss) of any Person (other than Subsidiaries of the Borrower) in which any other Person (other than the Borrower or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Subsidiaries by such Person during such period, (ii) the income of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iii) compensation expense resulting from the issuance of Capital Stock, stock options or stock appreciation rights issued to employees, including officers, of the Borrower or any Subsidiary of the Borrower, or the exercise of such options or rights, in each case to the extent the obligation (if any) associated therewith is not expected to be settled by the payment of cash by the Borrower or any Affiliate of the Borrower, (iv) any extraordinary gains or losses (as determined in conformity with GAAP), (v) any non-recurring gains or losses (as determined in conformity with GAAP), (vi) any gains or losses from sales of assets, other than from sales of leases, inventory or Rental Equipment sold in the ordinary course of business, and (vii) compensation expense resulting from the repurchase of Capital Stock, options and rights described in clause (iii) of this definition of Consolidated Net Income, provided that for purposes of Section 9.1(a) only, there shall be included (to the extent not already included) in determining Consolidated Net Income for any period the net income (or loss) of any Person, business, property or asset acquired during such period and not subsequently sold or otherwise disposed of by the Borrower or one of its Subsidiaries during such period (each such Person, business, property or asset acquired and not subsequently disposed of during such period, an "Acquired Entity or Business"), in each cased based on the actual net income (or loss) of such Acquired Entity or Business for the entire period (including the portion thereof occurring prior to such acquisition) but adjusted for the identifiable pro forma cost savings for such period that are directly attributable to the acquisition of such Acquired Entity or Business (which pro forma adjustments shall be made on a basis consistent with Regulation S-X under the Securities Act).

         "Continue", "Continuation" and "Continued": the continuation of a Eurodollar Loan from one Interest Period to the next Interest Period.

         "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Convert", Conversion" and "Converted": a conversion of Base Rate Loans into Eurodollar Loans, of Eurodollar Loans into Base Rate Loans, which may be accompanied by the transfer by a Lender (at its sole discretion) of a Revolving Credit Loan from one Applicable Lending Office to another.

         "Credit Exposure": as to any Lender at any time, its Revolving Credit Commitment (or, if the Revolving Credit Commitments shall have expired or been terminated, the sum of (i) the aggregate unpaid principal amount of its Revolving Credit Loans and (ii) its Revolving Credit Commitment Percentage of the aggregate outstanding L/C Obligations).

         "Credit Exposure Percentage": as to any Lender at any time, the fraction (expressed as a percentage), the numerator of which is the Credit Exposure of such Lender at such time and the denominator of which is the aggregate Credit Exposures of all of the Lenders at such time.

         "Default": any of the events specified in Section 10, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         "Defaulting Lender": at any time, any Lender that, at such time (a) has failed to make a Revolving Credit Loan required pursuant to the terms of this Agreement, including the funding of any participation in accordance with the terms of this Agreement, (b) has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of this Agreement, or (c) has been deemed insolvent or has become subject to a bankruptcy, receivership or insolvency proceeding, or to a receiver, trustee or similar official.

         "Dollars" and "$": dollars in lawful currency of the United States of America.

         "Domestic Subsidiary": any Subsidiary other than a Foreign Subsidiary.

         "Eligible Depreciated Equipment": at any time, all Rental Equipment of the Borrower and the Guarantors which (i) is held by the Borrower or any Guarantor (other than for sale) or is rented to third Persons in the ordinary course of business by the Borrower or any Guarantor or which is the subject of an equipment rental program or similar equipment outsourcing program, (ii) conforms to the representations and warranties contained in the Security Agreement, (iii) the net book value of which at such time is zero and (iv) at all times, continues to be acceptable to the Collateral Agent in its commercially reasonable judgment. In any event, Eligible Depreciated Equipment shall exclude the Borrower's and the Guarantors' "Bazooka Bed" inventory.

         "Eligible Depreciated Equipment Amount": at any time, the aggregate rental revenue attributable to Eligible Depreciated Equipment during the most recently ended twelve month period (less any reserves required by the Administrative Agent pursuant to Section 8.9).

         "Eligible Equipment Disposables": at any time, all Equipment Disposables of the Borrower and the Guarantors which (i) conform to the representations and warranties contained in the Security Agreement, and (ii) at all times, continue to be acceptable to the Collateral Agent in its commercially reasonable judgment.

         "Eligible Receivables": the total face amount of the receivables of the Borrower and the Guarantors arising from the rental of Rental Equipment by the Borrower or any Guarantor in the ordinary course of business so long as such receivables conform to the representations and warranties contained in the Security Agreement (including, without limitation, that the Collateral Agent shall have and maintain a first priority perfected security interest in all such receivables) and at all times continue to be acceptable to the Collateral Agent in its reasonable judgment less any returns, discounts, claims, credit and allowances of any nature (whether issued, owing, granted or outstanding) and less reserves for chargebacks, deferred revenue, contras and any other matter which affects the creditworthiness of account debtors owing the receivables and excluding (i) receivables from the rental of Rental Equipment or the sale of Inventory to any Affiliate, (ii) all receivables which are not due by their terms or have not been paid in full within 90 days of the invoice date thereof (and all other receivables due from any account debtor whose receivables are past due if 50% or more of such account debtor's receivables are so past due) or which have been disputed or made subject to setoff (to the extent thereof),
(iii) all receivables from any party subject to any bankruptcy, receivership, insolvency or like proceedings by the account debtor, (iv) receivables owing by account debtors outside the United States and Canada, (v) receivables arising out of a sale, lease or rental for which no invoice has been provided to the account debtor and (vi) receivables due from an account debtor whose receivables constitute 15% or more of all receivables of the Borrower and the Guarantors unless supported or secured by insurance acceptable to the Administrative Agent or an irrevocable letter of credit in form and substance acceptable to the Administrative Agent, issued by financial institution satisfactory to the Administrative Agent and duly pledged to the Collateral Agent (together with sufficient documentation to permit direct draws by the Collateral Agent).

         "Eligible Rental Equipment": the amount (valued as provided in the second succeeding sentence) of all Rental Equipment of the Borrower and the Guarantors which (i) is held by the Borrower or any Guarantor (other than for sale) or is rented to third Persons in the ordinary course of business by the Borrower or any Guarantor or which is the subject of an equipment rental program or similar equipment outsourcing program, (ii) conforms to the representations and warranties contained in the Security Agreement and (iii) at all times, continues to be acceptable to the Collateral Agent in its commercially reasonable judgment. In any event, Eligible Rental Equipment shall (i) exclude the net book value of the Borrower's and the Guarantors' "Bazooka Bed" inventory, (ii) exclude any Rental Equipment included in the definition of Eligible Depreciated Equipment and (iii) account for reserves for Rental Equipment that is unrentable, obsolete or slow moving. In determining the amount to be so included, such Rental Equipment shall be valued on a net book value basis consistent with the Borrower's consolidated month-end balance sheet, less any reserves required by the Administrative Agent pursuant to Section 8.9.

         "Eligible Wholesale Disposables": at any time, all Wholesale Disposables of the Borrower and the Guarantors which (i) conform to the representations and warranties contained in the Security Agreement, and (ii) at all times, continue to be acceptable to the Collateral Agent in its commercially reasonable judgment.

         "Environmental Laws": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

         "Equipment Disposables": repair or replacement parts purchased by the Borrower or a Subsidiary for repair of its Rental Equipment or for sale to customers of the Borrower or a Subsidiary.

         "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

         "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the corresponding rate appearing at page 3750 of the Dow Jones Telerate Service at or about 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period, or if such rate no longer so appears, the rate per annum at which CIBC is offered Dollar deposits at or about 10:00 a.m., local time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period.

         "Eurodollar Loans": Revolving Credit Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

         "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward if necessary to the nearest 1/100th of 1%):

                              Eurodollar Base Rate
                    ----------------------------------------
                    1.00 - Eurocurrency Reserve Requirements

         "Event of Default": any of the events specified in Section 10; provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         "Exchange Act": the Securities Exchange Act of 1934, as amended.

         "Existing Banks": the lenders parties to the Existing Credit Agreement.

         "Existing Credit Agreement": the Credit Agreement, dated as of February 25, 1998, among the Borrower, the lending institutions parties thereto, and Bankers Trust Company, as administrative agent, as amended, supplemented or otherwise modified prior to the Closing Date.

         "Federal Funds Effective Rate": for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

         "Fee Letter": the collective reference to the Fee Letter, dated as of September 16, 1999, between CIBC and the Borrower and the Collateral Agent Fee Letter dated as of October 25, 1999, among the Collateral Agent and the Borrower, as each may be amended, supplemented or otherwise modified from time to time.

         "Financing Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

         "Foreign Subsidiary": each Subsidiary which is organized under the laws of a jurisdiction other than the United States, a State of the United States or the District of Columbia.

         "GAAP": generally accepted accounting principles in the United States of America in effect from time to time.

         "Governing Documents": as to any Person, its articles or certificate of incorporation and by-laws, its partnership agreement, its certificate of formation and operating agreement, and/or the other organizational or governing documents of such Person.

         "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guarantee": the Guarantee, substantially in the form of Exhibit C, to be executed and delivered by any Subsidiaries pursuant to Section 8.11(b) hereof, as the same may be amended, supplemented or otherwise modified from time to time.

         "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith, provided that the amount of any Guarantee Obligation shall not, in any event, exceed the amount which, in light of the facts and circumstances, represents the amount that can reasonably be expected to become an actual or matured liability in accordance with GAAP.

         "Guarantor": any Person delivering a Guarantee pursuant to this Agreement.

         "Indebtedness": of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases,
(d) all obligations of such Person in respect of letters of credit, acceptances or similar instruments issued or created for the account of such Person and (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, in an amount equal to the lesser of (i) such liabilities and (ii) if such obligations have not been assumed and are otherwise non-recourse to such Person, the fair market value of such property.

         "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

         "Insolvent": pertaining to a condition of Insolvency.

         "Intellectual Property": as defined in Section 6.9.

         "Interest Payment Date": (a) as to any Base Rate Loan, the last day of each March, June, September and December, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any Eurodollar Loan having an Interest Period longer than three months, (i) each day which is three months, or a whole multiple thereof, after the first day of such Interest Period, and (ii) the last day of such Interest Period.

         "Interest Period": with respect to any Eurodollar Loan:

         (a) initially, the period commencing on the borrowing or Conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of Conversion, as the case may be, given with respect thereto; and

         (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (1) if any Interest Period pertaining to a Eurodollar Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                  (2) any Interest Period that would otherwise extend beyond the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date or such date of final payment, as the case may be;

                  (3) any Interest Period pertaining to a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                  (4)the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

         "Interest Rate Agreement": any interest rate swap agreement, any interest rate cap agreement, any interest rate collar agreement or other similar agreement or arrangement designed to hedge the position of the Borrower or any Subsidiary with respect to interest rates.

         "Inventory": all of the Borrower's and the Guarantors' now owned and existing and hereafter arising or acquired inventory, wherever located and whether in the possession of Borrower of any Guarantor or any other Person, including, without limitation, (a) all raw materials, work in process, parts, components, assemblies, supplies and materials used or consumed in the Borrower's and the Guarantors' business and (b) all goods, wares and merchandise, finished or unfinished, held for sale or lease or furnished or to be furnished under contracts of services, in all cases, excluding the Rental Equipment.

         "Issuing Lender": CIBC, in its capacity as issuer of any Letter of Credit.

         "J.W. Childs": J.W. Childs Associates, L.P., a Delaware limited partnership.

         "L/C Commitment": $1,000,000.

         "L/C Fee Payment Date": the last Business Day of each March, June, September and December.

         "L/C Obligations": at any time, an amount equal to the sum of (a) the aggregate then undrawn amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed.

         "L/C Participants": the collective reference to all the Lenders other than the Issuing Lender.

         "Lenders": as defined in the heading hereto, which shall include in any event the Issuing Lender.

         "Letters of Credit": as defined in Section 3.1(a).

         "Leverage Ratio": as of any day, the ratio of (a) Consolidated Indebtedness of the Borrower as of such day to (b) Consolidated EBITDA of the Borrower for the period of four consecutive fiscal quarters ended on or most recently prior to such day.

         "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing), and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing.

         "Loan": any Revolving Credit Loan or Swing Line Loan.

         "Loan Documents": this Agreement, the Notes, and the Security
Documents.

         "Loan Parties": the Borrower, and each Subsidiary of the Borrower which is a party to a Loan Document.

         "Management Fee Agreement": the Management Agreement, dated as of February 25, 1998, made by the Borrower and J.W.
Childs.

         "Management Holder": as such term is defined in the Stockholders' Agreement.

         "Material Adverse Effect": a material adverse effect on (a) the business, operations, property, or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

         "Material Environmental Amount": an amount payable by the Borrower and/or its Subsidiaries in excess of $100,000 for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof.

         "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

         "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Net Proceeds": (i) the aggregate cash consideration received by the Borrower or a Subsidiary in connection with any transaction referred to in
Section 5.5(c) less (ii) the expenses (including out-of-pocket expenses) incurred by the Borrower or such Subsidiary in connection with such transaction (including, in the case of any issuance of debt or equity securities, underwriters' commissions and fees) and the amount of any federal and state taxes incurred in connection with such transaction, in each case as certified by a Responsible Officer to the Administrative Agent at the time of such transaction.

         "Non-Bank Status Certificate": as defined in Section 5.11(b)(i)(B).

         "Non-Excluded Taxes": as defined in Section 5.11.

         "Notes": collectively, the Revolving Credit Notes and the Swing Line Note.

         "Obligations": the unpaid principal amount of, and interest (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans, all reimbursement obligations in respect of Letters of Credit and all other obligations and liabilities of the Loan Parties to the Administrative Agent and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which arise under, or out of or in connection with this Agreement, the Notes, the Guarantee, the Security Documents and any other Loan Documents and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by a Loan Party pursuant to the terms of the Loan Documents) or otherwise.

         "Participant": as defined in Section 12.6(b).

         "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

         "Permitted Acquisition": the acquisition by the Borrower or a Subsidiary of all or substantially all of the assets of any Person (or all or substantially all of the assets of a product line or division of any Person) or 100% of the Capital Stock of any Person, so long as (i) no Default or Event of Default then exists and is continuing or would result therefrom, (ii) each of the representations and warranties contained in Section 6 shall be true and correct in all material respects both before and after giving effect to such acquisition, (iii) any Lien or Indebtedness assumed or issued in connection with such acquisition otherwise permitted under Section 9.2 or 9.3, as applicable,
(iv) the value of all consideration paid in connection therewith (including Indebtedness assumed or incurred) (x) for each Permitted Acquisition shall not exceed $2,000,000 and (y) for all of the Permitted Acquisitions of the Borrower and its Subsidiaries over the term of this Agreement shall not exceed in the aggregate $8,000,000, (v) the Borrower shall be in pro forma compliance (determined on a basis consistent with Regulation S-X under the Securities Act) with all financial covenants in this Agreement before and after giving effect to such Permitted Acquisitions and (vi) after giving effect to such acquisition, the aggregate Available RC Commitments of the Lenders shall be not less than $7,500,000.

         "Person": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "Pledge Agreement": the Pledge Agreement, substantially in the form of Exhibit D, to be executed and delivered by the Borrower or any Subsidiary pursuant to Section 8.11, in form and substance reasonably satisfactory to the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.

         "Properties": as defined in Section 6.22.

         "Public Offering": a widely distributed sale of common stock pursuant to an underwritten (on a firm commitment basis) public offering pursuant to an effective registration statement filed with the SEC pursuant to the Securities Act which yields at least $20,000,000 of net cash proceeds to the Borrower.

         "Refunded Swing Line Loans": as defined in Section 4.3.

         "Reimbursement Obligation": the obligation of the Borrower to reimburse the Issuing Bank pursuant to Section 3.5(a) for amounts drawn under a Letter of Credit.

         "Register": as defined in Section 12.6(d).

         "Regulation U": Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

         "Rental Equipment": all moveable medical equipment of the Borrower and the Guarantors generally consisting of, but not limited to, critical care equipment, monitoring equipment, newborn care equipment and respiratory therapy equipment.

         "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

         "Replaced Lender": as defined in Section 5.15.

         "Replacement Lender": as defined in Section 5.15.

         "Reportable Event": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under Sections .21, .22, .23, .26, .27 or .28 of PBGC Reg. ss. 4043.

         "Request for Borrowing": as defined in Section 2.3 hereof.

         "Required Lenders": at any time, Lenders (subject to the provisions of Section 5.14(a)) the Credit Exposure Percentages of which aggregate at least 51%.

         "Requirement of Law": as to any Person, the certificate of incorporation and by-laws or other organizational or Governing Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Responsible Officer": the chief executive officer and the president of the Borrower or, with respect to financial matters, the chief financial officer of the Borrower.

         "Restricted Payments": as such term is defined in Section 9.7.

         "Revolving Credit Commitment": as to any Lender, the obligation of such Lender to make Revolving Credit Loans to the Borrower pursuant to Section 2.1 and/or to issue or participate in Letters of Credit issued on behalf of the Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1 under the caption "Revolving Credit Commitment" or in an Assignment and Acceptance, as such amount may be reduced from time to time in accordance with the provisions of this Agreement.

         "Revolving Credit Commitment Percentage": as to any Lender at any time, the percentage which such Lender's Revolving Credit Commitment then constitutes of the aggregate Revolving Credit Commitments (or, at any time after the Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Revolving Credit Loans then outstanding constitutes of the aggregate principal amount of the Revolving Credit Loans then outstanding).

         "Revolving Credit Commitment Period": the period from and including the date hereof to but not including the Revolving Credit Termination Date or such earlier date on which the Revolving Credit Commitments shall terminate as provided herein.

         "Revolving Credit Loans": as defined in Section 2.1.

         "Revolving Credit Note": as defined in Section 2.2.

         "Revolving Credit Termination Date": October 31, 2004.

         "SEC": the United States Securities and Exchange Commission.

         "Securities Act": the Securities Act of 1933, as amended.

         "Security Agreement": the Security Agreement to be executed and delivered by the Loan Parties, substantially in the form of Exhibit E, as the same may be amended, supplemented or otherwise modified from time to time.

         "Security Documents": the collective reference to any Pledge Agreement, the Security Agreement and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any asset or assets of any Person to secure any of the Obligations or to secure any guarantee of any such Obligations.

         "Senior Notes": the 10-1/4% Senior Notes due 2008, Series A and the 10-1/4% Senior Notes due 2008, Series B of the Borrower issued pursuant to the Senior Notes Indenture, as amended, supplemented or otherwise modified in accordance with the terms of Section 9.10.

         "Senior Notes Change of Control": a "Change of Control" under, and as defined in, the Senior Notes Indenture.

         "Senior Notes Documents": each of the Senior Notes, the Senior Notes Indenture and all securities purchase agreements and other documents and agreements related thereto, as in effect on the date hereof and after giving effect to any changes, amendments or supplements thereto permitted under the terms of Section 9.10.

         "Senior Notes Indenture": the Indenture, dated as of February 25, 1998, between the Borrower and First Trust National Association, as trustee, as amended, supplemented or otherwise modified in accordance with the terms of
Section 9.10.

         "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

         "Specified Capital Expenditures": for any fiscal quarter of the Borrower ended on or prior to December 31, 2001, 50% of the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries during such fiscal quarter, and for each other fiscal quarter of the Borrower, $0.

         "Stockholders Agreement": the Stockholders' Agreement dated as of February 25, 1998, by and among the Borrower and the stockholders of the Borrower party thereto as in effect on February 25, 1998, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of Section 9.10.

         "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "Swing Line Commitment": $2,000,000.

         "Swing Line Lender": CIBC, Inc., in its capacity as lender of Swing Line Loans hereunder.

         "Swing Line Loans": as defined in Section 4.1.

         "Swing Line Note": as defined in Section 4.2.

         "Syndication Agent": as defined in the caption to this Agreement.

         "Tranche": the collective reference to Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Revolving Credit Loans shall originally have been made on the same day).

         "Transferee": as defined in Section 12.6(f).

         "Type": as to any Revolving Credit Loan, its nature as a Base Rate Loan or a Eurodollar Loan.

         "Uniform Customs": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

         "Vital Choice": Vital Choice Medical Systems, Inc., a California corporation.

         "Vital Choice Acquisition": the acquisition by the Borrower of all of the issued and outstanding Capital Stock of Vital Choice, pursuant to the Vital Choice Acquisition Documents.

         "Vital Choice Acquisition Agreement": the Stock Purchase Agreement, dated on or about October 25, 1999, among the Borrower and Daren M. Kneeland, Terri A. Kneeland and Michael P. McRoberts, as shareholders of Vital Choice, as amended, supplemented or otherwise modified as permitted under Section 9.10.

         "Vital Choice Acquisition Documents": the Vital Choice Acquisition Agreement, the Escrow Agreement to be executed and delivered pursuant to the Vital Choice Acquisition Agreement, each of the Stock Purchase Agreements to be entered into between the Borrower and the shareholders of Vital Choice, substantially in the form of Exhibit B to the Vital Choice Acquisition Agreement, and the Confidentiality/Nondisclosure Agreements to be executed by the shareholders of Vital Choice pursuant to the Vital Choice Acquisition Agreement.

         "Voting Stock": with respect to any corporation, the outstanding stock of all classes (or equivalent interests) which ordinarily, in the absence of contingencies, entitles holders thereof to vote for the election of directors (or Persons performing similar functions) of such corporation, even though the right so to vote has been suspended by the happening of such a contingency.

         "Wholesale Disposables": Inventory purchased by the Borrower or a Subsidiary for sale to customers of the Borrower or a Subsidiary.

         "Year 2000 Problem": the risk that computer applications owned or licensed and used by the Borrower and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to, and any date on or after, December 31, 1999.

         1.2 Other Definitional Provisions.

                  (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Revolving Credit Notes or any certificate or other document made or delivered pursuant hereto.

                  (b) As used herein and in any Revolving Credit Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower and its Subsidiaries not defined in Section
         1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

                  (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         SECTION 2. AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENTS

         2.1 Revolving Credit Commitments.

                  (a) Subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans ("Revolving Credit Loans") to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the lesser of (i) the amount of such Lender's Revolving Credit Commitment then in effect and (ii) such Lender's Revolving Credit Commitment Percentage of the Borrowing Base then in effect. During the Revolving Credit Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

                  (b) The Revolving Credit Loans may from time to time be (i) Eurodollar Loans, (ii) Base Rate Loans, or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.3 and 5.2, provided that no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Revolving Credit Termination Date.

         2.2 Revolving Credit Notes. The Revolving Credit Loans made by each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A-1 with appropriate insertions as to payee, date and principal amount (as the same may be amended, supplemented or otherwise modified from time to time, a "Revolving Credit Note"), payable to the order of such Lender and evidencing the obligation of the Borrower to pay a principal amount equal to the lesser of (a) the amount of the Revolving Credit Commitment of such Lender and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by such Lender. Each Lender is hereby authorized to record the date, Type and amount of each Revolving Credit Loan made or Converted by such Lender, the date and amount of each payment or prepayment of principal thereof, and, in the case of Eurodollar Loans, the Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Revolving Credit Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. Each Revolving

Credit Note shall (x) be dated the Closing Date, (y) be stated to mature on the Revolving Credit Termination Date and (z) bear interest on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum determined as provided in Section 5.1. Interest on each Revolving Credit Note shall be payable on the dates specified in Section 5.1(d).

         2.3 Procedure for Revolving Credit Borrowing. The Borrower may borrow under the Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day in an aggregate principal amount not exceeding the lesser of (A) the aggregate Available RC Commitments then in effect and (B) the Borrowing Base then in effect, provided, that the Borrower shall give the Administrative Agent irrevocable notice either in a written notice, substantially in the form of Exhibit A-3, appropriately completed, or by telephonic notice promptly confirmed by such a written notice in such form and appropriately completed, and accompanied by the calculation referred to in
Section 7.2(a) (which notice must be received by the Administrative Agent prior to 12:00 noon, New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans, or (b) on the requested Borrowing Date, otherwise), specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, Base Rate Loans, or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the respective amounts of each such Type of Revolving Credit Loan and the respective lengths of the initial Interest Periods therefor. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $250,000 or a whole multiple of $100,000 in excess thereof (or, if the then Available RC Commitments are less than $250,000, such lesser amount) and (y) in the case of Eurodollar Loans, $500,000 or a whole multiple of $100,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 12.2 prior to 2:00 p.m., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower as directed by the Borrower prior to such time with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

         2.4 Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee for the period from and including the first day of the Revolving Credit Commitment Period to, but not including, the Revolving Credit Termination Date, computed at the rate of 0.50% per annum on the average daily amount of the Available RC Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Credit Termination Date or such earlier date as the Revolving Credit Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

         2.5 Termination or Reduction of Revolving Credit Commitments. The Borrower shall have the right, upon not less than five Business Days' notice to the Administrative Agent, to terminate or reduce the Revolving Credit Commitments; provided, that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the Aggregate Outstanding RC Extensions of Credit would exceed the Revolving Credit Commitments then in effect. Any such reduction shall be in an amount equal to $1,000,000 or a whole multiple thereof and shall reduce permanently the Revolving Credit Commitments then in effect.

         SECTION 3. LETTERS OF CREDIT

         3.1 L/C Commitment.

         (a) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue letters of credit ("Letters of Credit") for the account of the Borrower on any Business Day during the Revolving Credit Commitment Period in such form as may be approved from time to time by the Issuing Lender; provided that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (1) the L/C Obligations would exceed the L/C Commitment or (2) the aggregate Available RC Commitments would be less than zero.

         (b) Each Letter of Credit shall:

                  (1)be denominated in Dollars and shall be a standby letter of credit issued to support obligations of the Borrower, contingent or otherwise, in respect of insurance obligations, to workman's compensation board or similar Governmental Authority for workman's compensation liabilities of the Borrower, and for such other purposes as may be approved by the Issuing Lender and the Administrative Agent (such consent not to be unreasonably withheld); and

                  (2)expire no later than 364 days from the date of issuance (subject to renewal). As to each Letter of Credit which is outstanding as of the Revolving Credit Termination Date, no further renewal of any such Letter of Credit shall occur, and the Borrower shall provide either (A) cash collateral in an amount satisfactory to the Issuing Lender or (B) one or more irrevocable letters of credit in form and substance, and issued by a bank, satisfactory to the Issuing Lender pursuant to which the Issuing Lender is entitled to recover the maximum amount at any time payable under each outstanding Letter of Credit, plus all costs and fees then or thereafter payable with respect to such Letter of Credit under the terms of this Agreement.

         (c) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

         (d) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

         3.2 Procedure for Issuance of Letters of Credit. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of the

Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof.

         3.3 Fees, Commissions and Other Charges.

         (a) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, a letter of credit commission with respect to each Letter of Credit, computed for the period from the date of such payment to the date upon which the next such payment is due hereunder at a per annum rate equal to the Applicable Margin for Revolving Credit Loan which are Eurodollar Loans then in effect, calculated on the basis of the actual days elapsed over a 360-day year, of the aggregate amount available to be drawn under such Letter of Credit on the date on which such fee is calculated and shall be payable to the L/C Participants and the Issuing Lender to be shared ratably among them in accordance with their respective Revolving Credit Commitment Percentages. Such commissions shall be payable in arrears on each L/C Fee Payment Date to occur after the issuance of each Letter of Credit and shall be nonrefundable. Additionally, the Borrower shall pay to the Administrative Agent, solely for the account of the Issuing Lender, a fronting fee of one-quarter of one percent (.25%) per annum of the aggregate amount available to be drawn under each Letter of Credit, but in no event shall the aggregate fronting fee in respect of any Letter of Credit be less than 0.125% of the face amount of any such Letter of Credit. Such fronting fee shall be nonrefundable and shall be payable in arrears on each L/C Fee Payment Date to occur after the issuance of each Letter of Credit until such Letter of Credit is fully drawn, expires or is returned to the Issuing Lender.

         (b) In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

         (c) The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the L/C Participants all fees and commissions received by the Administrative Agent for their respective accounts pursuant to this subsection.

         3.4 L/C Participations.

         (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the

Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk, an undivided interest equal to such L/C Participant's Revolving Credit Commitment Percentage in the Issuing Lender's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

         (b) If any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand an amount equal to the product of (1) such amount, times (2) the daily average Federal funds rate, as quoted by the Issuing Lender, during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (3) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 3.4(a) is not in fact made available to the Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans hereunder. A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

         (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with Section 3.4(a), the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

         3.5 Reimbursement Obligations of the Borrower.

         (a) The Borrower agrees to reimburse the Issuing Lender on each date on which the Issuing Lender notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Lender or, if later, on each date on which such draft is paid by the Issuing Lender for the amount of (1) such draft so paid and (2) any taxes and any reasonable fees, charges or other costs or expenses incurred by the Issuing Lender at its address for notices specified herein in lawful money of the United States of America and in immediately available funds.

         (b) Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this Section from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding Base Rate Loans which were then overdue.

         (c) Each drawing under any Letter of Credit shall constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to Section
2.3 of Base Rate Loans in the amount of such drawing. The Borrowing Date with respect to such borrowing shall be the date of such drawing.

         3.6 Obligations Absolute.

         (a) The Borrower's obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Lender or any beneficiary of a Letter of Credit.

         (b) The Borrower also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Borrower's Reimbursement Obligations under Section 3.5(a) shall not be affected by, among other things,
(1) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (2) any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or (3) any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee.

         (c) The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Lender's gross negligence or willful misconduct.

         (d) The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of the Issuing Lender to the Borrower.

         3.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

         3.8 Application. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this
Section 3, the provisions of this Section 3 shall apply.

         SECTION 4. SWING LINE LOANS

         4.1 Swing Line Commitment. Subject to the terms and conditions hereof, the Swing Line Lender agrees to make swing line loans (individually, a "Swing Line Loan"; collectively, the "Swing Line Loans") to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the Swing Line Commitment; provided that no such Swing Line Loan shall be made if, after giving effect thereto, (i) the Available RC Commitment of the Swing Line Lender would be less than zero or (ii) the Aggregate Outstanding RC Extensions of Credit of all of the Lenders would exceed the Borrowing Base. Amounts borrowed by the Borrower under this Section 4.1 may be repaid and reborrowed, up to but excluding the Revolving Credit Termination Date. All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into Eurodollar Loans. The Borrower shall give the Swing Line Lender irrevocable notice, accompanied by the calculation referred to in Section 7.2(a) (which notice must be received by the Swing Line Lender prior to 1:00 p.m., New York City time) on the requested Borrowing Date specifying the amount of each requested Swing Line Loan, which shall be in an aggregate minimum amount of $100,000 or a whole multiple thereof. The proceeds of each Swing Line Loan will be made available by the Swing Line Lender to the Borrower by crediting the account of the Borrowers as directed by the Borrower prior to such time with such proceeds. The proceeds of Swing Line Loans may be used solely for the working capital purposes of the Borrower in the ordinary course of business.

         4.2 Swing Line Note. The Swing Line Loans shall be evidenced by a promissory note of the Borrower substantially in the form of Exhibit A-2, with appropriate insertions (as the same may be amended, supplemented or otherwise modified from time to time, the "Swing Line Note"), payable to the order of the Swing Line Lender and representing the obligation of the Borrowers, jointly and severally, to pay the aggregate unpaid principal amount of the Swing Line Loans, with interest thereon as prescribed in Section 5.1. The Swing Line Lender is hereby authorized to record the Borrowing Date, the amount of each Swing Line Loan and the date and amount of each payment or prepayment of principal thereof, on the schedule annexed to and constituting a part of the Swing Line Note and, in the absence of manifest error, any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided, that the failure of the Swing Line Lender to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrowers hereunder or under such Note. The Swing Line Note shall (a) be dated the Closing Date, (b) be stated to mature on the Revolving Credit Termination Date and (c) bear interest for the period from the date thereof on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, Section 5.1.

         4.3 Refunded Swing Line Loans. (a) The Swing Line Lender at any time in its sole and absolute discretion may, on behalf of the Borrowers (which hereby irrevocably direct the

Swing Line Lender to act on their behalf), request each Lender, including the Swing Line Lender, to make a Revolving Credit Loan in an amount equal to such Lender's Revolving Credit Commitment Percentage of the amount of the Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given. Unless any of the events described in paragraph (f) of Section 10 shall have occurred (in which event the procedures of clause (b) of this Section 4.3 shall apply), each Lender shall make the proceeds of its Revolving Credit Loan available to the Swing Line Lender for the account of the Swing Line Lender at the Applicable Lending Office for Base Rate Loans of the Swing Line Lender prior to 2:00 p.m. (New York City time) in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the Refunded Swing Line Loans.

         (b) If prior to the making of a Revolving Credit Loan pursuant to paragraph (a) of this Section 4.3 one of the events described in paragraph (f) of Section 10 shall have occurred, each Lender will, on the date such Revolving Credit Loan was to have been made, purchase an undivided participating interest in the Refunded Swing Line Loan in an amount equal to its Revolving Credit Commitment Percentage of such Refunded Swing Line Loan. Each Lender will immediately transfer to the Swing Line Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Swing Line Lender will deliver to such Lender a Swing Line Loan participation certificate, in a form specified by the Swing Line Lender, dated the date of receipt of such funds and in such amount.

         (c) Whenever, at any time after the Swing Line Lender has received from any Lender such Lender's participating interest in a Refunded Swing Line Loan, the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded) in like funds as received; provided, however, that in the event that such payment received by the Swing Line Lender is required to be returned, such Lender will return to the Swing Line Lender any portion thereof previously distributed by the Swing Line Lender to it in like funds as such payment is required to be returned by the Swing Line Lender.

         (d) Each Lender's obligation to make the Revolving Credit Loans referred to in Section 4.3(a) and to purchase participating interests pursuant to Section 4.3(b) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower, or any other Person for any reason whatsoever, (ii) such requested Revolving Credit Loan being in an amount less than the minimum amount specified in Section 2.3, (iii) the occurrence or continuance of an Event of Default, (iv) any failure to satisfy any condition precedent to extensions of credit set forth in Section 7, (v) any adverse change in the condition (financial or otherwise) of the Borrower or any other Loan Party, (vi) any breach of this Agreement by the Borrowers, any other Loan Party or any other Lender, or (vii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         SECTION 5. GENERAL PROVISIONS APPLICABLE TO LOANS

         5.1 Interest Rates and Payment Dates.

         (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

         (b) Each Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin.

         (c) If all or a portion of (i) any principal of any Loan, (ii) any interest payable thereon, (iii) any commitment fee or (iv) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), the principal of the Revolving Credit Loans and any such overdue interest, commitment fee or other amount shall bear interest at a rate per annum which is (x) in the case of principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or (y) in the case of any such overdue interest, commitment fee or other amount, the rate described in paragraph (b) of this Section plus 2%, in each case from the date of such non-payment until such overdue principal, interest, commitment fee or other amount is paid in full (as well after as before judgment).

         (d) Interest shall be payable in arrears on each Interest Payment Date, provided, that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on written demand.

         5.2 Conversion and Continuation Options.

         (a) The Borrower may elect from time to time to Convert Eurodollar Loans to Base Rate Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election (which notice shall be substantially in the form of Exhibit A-4), provided that any such Conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to Convert Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of Conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and Base Rate Loans may be Converted as provided herein; provided, that (i) no Revolving Credit Loan may be Converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined that such a Conversion is not appropriate, (ii) any such Conversion may only be made if, after giving effect thereto, Section 5.3 shall not have been contravened, and
(iii) no Revolving Credit Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Revolving Credit Termination Date.

         (b) Any Eurodollar Loans may be Continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Administrative Agent (which notice shall be substantially in the form of Exhibit A-4), in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Revolving Credit Loans; provided, that no Eurodollar Loan may be Continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined that such a Continuation is not appropriate, (ii) if, after giving effect thereto, Section 5.3 would be contravened or (iii) after the date that is one month prior to the Revolving Credit Termination Date; provided, further, that if the Borrower shall fail to give such notice or if such Continuation is not permitted such Revolving Credit Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period.

         5.3 Minimum Amounts and Maximum Number of Tranches. All borrowings, conversions and continuations of Revolving Credit Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Revolving Credit Loans comprising each Eurodollar Tranche shall be equal to $500,000 or a whole multiple of $100,000 in excess thereof. No more than 8 Tranches shall be outstanding at any one time.

         5.4 Optional Prepayments. The Borrower may on the last day of any Interest Period with respect thereto, in the case of Eurodollar Loans, or at any time and from time to time, in the case of Base Rate Loans, prepay the Loans, in whole or in part, without premium or penalty, upon at least three (3) Business Days' irrevocable notice to the Administrative Agent, in the case of Revolving Credit Loans which are Eurodollar Loans, or upon notice not later than 1:00 p.m. on the day of prepayment, in the case of Swing Line Loans or Revolving Credit Loans which are Base Rate Loans (which notice shall in any such case be substantially in the form of Exhibit A-5), specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to Section 5.12. Partial prepayments pursuant to this Section shall be in an aggregate principal amount of $500,000, in the case of Revolving Credit Loans, or $100,000 in the case of Swing Line Loans, or a whole multiple of $100,000 in excess thereof (or, (x) in the case of Revolving Credit Loans, if the remaining aggregate outstanding balance of Revolving Credit Loans is then less than $500,000, such lesser amount, and (y) in the case of Swing Line Loans, if the remaining aggregate outstanding balance of Swing Line Loans is then less than $100,000, such lesser amount).

         5.5 Mandatory Prepayments.

         (a) Subject to Section 5.12, if on any date on which a Borrowing Base Certificate is delivered pursuant to Section 8.2(c), the Aggregate Outstanding Extensions of Credit exceeds the Borrowing Base, the Borrower shall prepay the Revolving Credit Loans and/or cash collateralize or replace Letters of Credit in an amount equal to the amount of such excess no later than the Business Day immediately following the date of delivery of such

Borrowing Base Certificate.

         (b) Subject to Section 5.12, if on any date the Aggregate Outstanding Extensions of Credit exceeds the Revolving Credit Commitments, the Borrower shall immediately prepay the Revolving Credit Loans and/or cash collateralize or replace Letters of Credit in an amount equal to the amount of such excess.

         (c) Unless the Lenders having Credit Exposure Percentages aggregating at least 66 2/3% otherwise agree, the Borrower shall prepay the Revolving Credit Loans and reduce the Revolving Credit Commitments in an amount equal to (i) 100% of the Net Proceeds of any sale or issuance of debt securities, and 75% of the Net Proceeds of any sale or issuance of any equity securities, in either case by the Borrower or any Subsidiary, whether in a public offering, a private placement or otherwise, but excluding any equity investment made by J.W. Childs or its Affiliates, its limited partners or the limited partners of its Affiliates, any equity investment made by any officer or employee of the Borrower pursuant to the Shareholder Agreement or any stock option plan, and any equity investment made by the selling parties in connection with a Permitted Acquisition, (ii) 100% of the Net Proceeds of any sale, lease, assignment, exchange or other disposition for cash of any asset or group of assets (including, without limitation, but subject to clause (d) of this Section 5.5, insurance proceeds paid as a result of any destruction, casualty or taking of any property of the Borrower or any Subsidiary), not made in the ordinary course of business, by the Borrower or any Subsidiary of the Borrower, (iii) 100% of the Net Proceeds from the termination of any pension plans of the Borrower or any Subsidiary, in any such case no later than three Business Days following receipt by the Borrower or such Subsidiary of such proceeds, together with accrued interest to such date on the amount prepaid; provided that no such prepayment shall be required pursuant to subclause (ii) of this Section 5.5(c) with respect to up to $2,000,000 of such Net Proceeds received by the Borrower and its Subsidiaries during any fiscal year of the Borrower so long as (x) the Borrower shall have notified the Administrative Agent in writing of such receipt of such Net Proceeds, the amount thereof and that the Borrower or such Subsidiary intends to reinvest such Net Proceeds in Inventory or other property useful in the business of the Borrower and its Subsidiaries within 180 days following such receipt, and (y) such Net Proceeds are so reinvested during such 180-day period. To the extent that the Borrower shall have so notified the Administrative Agent that it intended to so reinvest any such Net Proceeds and such Net Proceeds were not so reinvested within 180 days following receipt thereof, the Borrower shall immediately give the Administrative Agent notice thereof and prepay the Revolving Credit Loans and reduce the Revolving Credit Commitments in an amount equal to such amount of Net Proceeds which were not reinvested. Amounts prepaid pursuant to this Section 5.5(c) shall be applied to the reduction of the Revolving Credit Commitments and the prepayment of the Revolving Credit Loans and/or to cash collateralize or replace Letters of Credit. Nothing in this Section 5.5(c) shall be construed to derogate any restriction or limitation contained in any Loan Document imposed on any transaction of the types described in this Section 5.5(c), including without limitation the restrictions set forth in Sections 9.2, 9.5 and 9.6 hereof.

         (d) Net Proceeds received by the Borrower or any Subsidiary as proceeds of condemnation or insurance upon any destruction, casualty or taking with respect to any property of the Borrower or any Subsidiary need not be applied as set forth in Section 5.5(c) to the extent that such Net Proceeds are applied to the repair, rebuilding or replacement of the property which was the subject of such destruction, casualty or taking within 180 days after the receipt of such Net Proceeds. If required by the Administrative Agent, such Net Proceeds shall be held in a special collateral account, subject to the sole dominion and control of the Administrative Agent and in a manner reasonably satisfactory to the Administrative Agent, as additional Collateral for the Obligations and the Guarantees, until such time as it is to be applied to such repair, rebuilding or replacement.

         5.6 Computation of Interest and Fees.

                  (a) Commitment fees and, whenever it is calculated on the basis of the Base Rate, interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed; and, otherwise, interest shall be calculated on the basis of a 360-day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Revolving Credit Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements, shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

                  (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a written statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 5.1(a) or (c).

         5.7 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

                  (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

                  (b) the Administrative Agent shall have received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Revolving Credit Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice (confirmed in writing) thereof to the Borrower and the Lenders as soon as practicable thereafter describing therein, in reasonable detail, the circumstance giving rise to such notice. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Revolving Credit Loans that were to have been Converted on the first day of such Interest Period to Eurodollar Loans shall be Converted to or Continued as Base Rate Loans and (z) any outstanding Eurodollar Loans shall be Converted, on the first day of such Interest Period, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or Continued as such, nor shall the Borrower have the right to Convert Loans to Eurodollar Loans.

         5.8 Pro Rata Treatment and Payments.

                  (a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee hereunder and any reduction of the Revolving Credit Commitments of the Lenders shall be made pro rata according to the respective Revolving Credit Commitment Percentages of the Lenders. Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Credit Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Credit Loans, as applicable, then held by the Lenders. All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set-off or counterclaim and shall be made prior to 1:00 p.m., New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office specified in Section 12.2, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month in which event such payment shall be made on the immediately preceding Business Day.

                  (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its Revolving Credit Commitment Percentage of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. If such Lender's Revolving Credit Commitment Percentage, as applicable, of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans hereunder, on demand, from the Borrower.

         5.9 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, Continue Eurodollar Loans as such and Convert Base Rate Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Revolving Credit Loans then outstanding as Eurodollar Loans, if any, shall be Converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Revolving Credit Loans or within such earlier period as required by law. If any such Conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 5.12.

         5.10 Requirements of Law.

         (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                  (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Revolving Credit Note or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 5.11 and changes in the rate of tax on the overall net income of such Lender);

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate; or

                  (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, Converting into, Continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable, provided that the Borrower shall not be obligated to pay (A) any such amount or amounts unless such Lender shall have notified the Borrower in writing that it is entitled to, or intends to seek, compensation pursuant to this Section and (B) any such amount or amounts which are attributable to any period of time occurring more than 180 days prior to the date of receipt by the Borrower of the notice provided for in the preceding clause (A).

         (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, the Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction, provided that the Borrower shall not be obligated to pay (i) any such amount or amounts unless such Lender shall have notified the Borrower in writing that it is entitled to, or intends to seek, compensation pursuant to this Section and (ii) any such amount or amounts which are attributable to any period of time occurring more than 180 days prior to the date of receipt by the Borrower of the notice provided for in the preceding clause (i).

         (c) If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The agreements in this Section shall survive the termination of this Agreement and the payment of the Revolving Credit Loans and all other amounts payable hereunder.

         5.11 Taxes.

         (a) All payments made by the Borrower under this Agreement and any Revolving Credit Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Revolving Credit Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any Revolving Credit Note, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender

(after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of clause (b) of this Section or until such Lender has delivered the forms and certificates, if any, required by such clause (b). Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Revolving Credit Loans and all other amounts payable hereunder.

         (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

                  (i) (A) if such Lender is a "bank" within the meaning of
         Section 881(c)(3)(A) of the Code, deliver to the Borrower and the Administrative Agent (x) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (y) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, or (B) if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224, deliver (x) a certificate substantially in the form of Exhibit F (a "Non-Bank Status Certificate") and (y) two completed and signed copies of Internal Revenue Service Form W-8 or successor applicable form;

                  (ii) deliver to the Borrower and the Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

                  (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, (ii) in the case of a Non-Bank Status Certificate, that it is not a "bank" as such term is defined in
Section 881(c)(3)(A) of the Code, and (iii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to Section 12.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this Section, provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased. Each Lender that is not incorporated under the laws of the United States of America or a state thereof or the District of Columbia shall deliver to the Borrower and the Administrative Agent, with respect to tax liabilities imposed by any Governmental Authority other than the United States, similar forms, if applicable and if available (or the information that would be contained in similar forms if such forms were available).

         5.12 Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, Conversion into or Continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, Converted or Continued, for the period from the date of such prepayment or of such failure to borrow, Convert or Continue to the last day of such Interest Period (or, in the case of a failure to borrow, Convert or Continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Revolving Credit Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Revolving Credit Loans and all other amounts payable hereunder.

         5.13 Lending Offices; Change of Lending Office.

         (a) Revolving Credit Loans of each Type made by any Lender shall be made and maintained at such Lender's Applicable Lending Office for Revolving Credit Loans of such Type.

         (b) Each Lender agrees that if it makes any demand for payment under
Section 5.10 or 5.11(a), or if any adoption or change of the type described in
Section 5.9 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under Section 5.10 or 5.11(a), or would eliminate or reduce the effect of any adoption or change described in Section 5.9.

         5.14 Defaulting Lender. (a) In addition to the rights and remedies that may be available to the Administrative Agent or the Borrower under this Agreement or applicable law, if at any time a Lender is a Defaulting Lender such Defaulting Lender's right to participate in the administration of the Revolving Credit Loans, this Agreement and the other Loan Documents, including without limitation, any right to vote in respect of, to consent to or to direct any action or inaction of the Administrative Agent or to be taken into account in the calculation of the Required Lenders, shall be suspended during the pendency of such failure or refusal. If a Lender is a Defaulting Lender because it has failed to make timely payment to the Administrative Agent of any amount required to be paid to the Administrative Agent hereunder (without giving effect to any notice or cure periods), in addition to other rights and remedies which the Administrative Agent or the Borrower may have under the immediately preceding provisions or otherwise, the Administrative Agent shall be entitled (i) to collect interest from such Defaulting Lender on such delinquent payment for the period from the date on which the payment was due until the date on which the payment is made at the Federal Funds Effective Rate, (ii) to withhold or setoff and to apply in satisfaction or the defaulted payment and any related interest, any amount otherwise payable to such Defaulting Lender under this Agreement or any other Loan Document until such defaulted payment and related interest has been paid in full and such default no longer exists and (iii) to bring an action or suit against such Defaulting Lender in a court of competent jurisdiction to recover the defaulted amount and any related interest. Any amount received by the Administrative Agent in respect of a Defaulting Lender's Revolving Credit Loans shall not be paid to such Defaulting Lender and shall be held uninvested by the Administrative Agent and either applied against the purchase price of such Revolving Credit Loans under the subsection (b) of this Section 5.14 or paid to such Defaulting Lender upon the default of such Defaulting Lender being cured.

         (b) Any Lender who is not a Defaulting Lender shall have the right, but not the obligation, in its commercially reasonable judgment, to acquire all of a Defaulting Lender's Revolving Credit Commitment. If more than one Lender exercises such right, each such Lender shall have the right to acquire such proportion of such Defaulting Lender's Revolving Credit Commitment on a pro rata basis. Upon any such purchase, the Defaulting Lender's interest in the Revolving Credit Loans and its rights hereunder (but not its liability in respect thereof or under the Loan Documents or this Agreement to the extent the same related to the period prior to the effective date of the purchase) shall terminate on the date of purchase, and the Defaulting Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest to the purchaser thereof subject to and in accordance with the requirements set forth in Section 12.6, including payment of the fees described in Section 12.6 and execution and delivery of an Assignment and Acceptance. The purchase price for the Revolving Credit Commitment of a Defaulting Lender shall be equal to the amount of the principal balance of the Loans outstanding and owed by the Borrower to the Defaulting Lender. The purchaser shall pay to the Defaulting Lender in immediately available funds on the date of such purchase the principal of and accrued and unpaid interest and fees on the Loans made by such Defaulting Lender hereunder (it being understood that such accrued and unpaid interest and fees may be paid pro rata to the purchasing Lender and the Defaulting Lender by the Administrative Agent at a subsequent date upon receipt of payment of such amounts from the Borrower). Prior to payment of such purchase price to a Defaulting Lender, the Administrative Agent shall apply against such purchase price any amounts retained by the Administrative Agent pursuant to the last sentence of the immediately preceding subsection (a) of this Section 5.14. The Defaulting Lender shall be entitled to receive amounts owed to it by the Borrower under the Loan Documents which accrued prior to the date of the default by the Defaulting Lender, to the extent the same are received by the Administrative Agent from or on behalf of the Borrower. There shall be no recourse against any Lender or the Administrative Agent for the payment of such sums except to the extent of the receipt of payments from any other party or in respect of the Loans.

         5.15 Replacement of Certain Lenders. If any Lender shall become affected by any of the changes or events described in Section 5.7, 5.9, 5.10 or
5.11 (any such Lender being hereinafter referred to as a "Replaced Lender") and shall petition the Borrower for any increased cost or amounts thereunder (which request has not been withdrawn by such Lender), then in any such case, and so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may, upon at least five (5) Business Days' notice to the Administrative Agent and such Replaced Lender, designate a replacement lender (a "Replacement Lender") acceptable to the Administrative Agent in its commercially reasonable judgment, to which such Replaced Lender shall, subject to its receipt (unless a later date for the remittance thereof shall be agreed upon by the Borrower and the Replaced Lender) of all amounts due and owing to such Replaced Lender under Section 5.7, 5.9, 5.10 or 5.11 assign all (but not less than all) of its rights, obligations, Loans and Revolving Credit Commitment pursuant to an Assignment Acceptance; provided, that all amounts owed to such Replaced Lender by the Borrower (except liabilities which by the terms hereof survive the payment in full of the Revolving Credit Loans and termination of this Agreement) shall be paid in full as of the date of such assignment. Upon any assignment by any Lender pursuant to this Section becoming effective, the Replacement Lender shall thereupon be deemed to be a "Lender" for all purposes of this Agreement and such Replaced Lender shall thereupon cease to be a "Lender" for all purposes of this Agreement and shall have no further rights or obligations hereunder (other than pursuant to Sections 5.7, 5.9, 5.10, 5.11 and 12.5 while such Replaced Lender was a Lender).

         SECTION 6. REPRESENTATIONS AND WARRANTIES

         To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Revolving Credit Loans, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

         6.1 Financial Condition.

         (a) The consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at December 31, 1998 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by PricewaterhouseCoopers LLP, copies of which have heretofore been furnished to each Lender, are complete and correct in all material respects and present fairly in all material respects the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at June 30, 1999 and the related unaudited consolidated statements of income and of cash flows for the six-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to the Administrative Agent, are complete and correct in all material respects and present fairly in all material respects the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the six-month period then ended (subject to normal year-end audit adjustments and the absence of footnotes). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein; subject, in the case of unaudited financial statements, to year-end adjustments and the absence of footnotes). Neither the Borrower nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other financial derivative, which is not reflected in the foregoing statements or in the notes thereto. During the period from December 31, 1998 to and including the date hereof there has been no sale, transfer or other disposition by the Borrower or any of its consolidated Subsidiaries of any material part of its business or property and, other than the Vital Choice Acquisition, no purchase or other acquisition of any business or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of the Borrower and its consolidated Subsidiaries at December 31, 1998.

         (b) The pro forma consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at June 30, 1999, certified by a Responsible Officer of the Borrower (the "Pro Forma Balance Sheet"), a copy of which has been provided to the Administrative Agent and each Lender, is the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries adjusted to give effect (as if such events had occurred on such date) to (i) the refinancing of the loans outstanding under the Existing Credit Agreement, (ii) the making of the Revolving Credit Loans to be made on the Closing Date and in connection with the consummation of the Vital Choice Acquisition, (iii) the application of the proceeds of the foregoing in accordance with the terms of the Loan Documents and the Vital Choice Acquisition Documents, (iv) the consummation of the Vital Choice Acquisition and (v) the payment of all fees and expenses related to the foregoing transactions, as estimated in good faith as of the date of the Pro Forma Balance Sheet. The Pro Forma Balance Sheet, together with the notes thereto, presents fairly, on a pro forma basis, the consolidated financial position of the Borrower and its Subsidiaries as at June 30, 1999, assuming that the events specified in the preceding sentence had actually occurred on such date.

         (c) The operating forecast and cash flow projections of the Borrower and its consolidated Subsidiaries, copies of which have heretofore been furnished to the Lenders, have been prepared in good faith under the direction of a Responsible Officer of the Borrower, and in accordance with GAAP except that such forecast and projections do not include footnotes and other disclosures which may be required pursuant to GAAP, and contain projections as to tax accruals. The Borrower has no reason to believe that as of the date of delivery thereof such operating forecast and cash flow projections are materially incorrect or misleading in any material respect, or omit to state any material fact which would render them misleading in any material respect.

         6.2 No Change. (a) Since December 31, 1998, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect, and (b) during the period from December 31, 1998 to and including the date hereof no cash dividends or other cash distributions have been declared, paid or made upon the Capital Stock of the Borrower nor has any of the Capital Stock of the Borrower been redeemed, retired, purchased or otherwise acquired for value by the Borrower or any of its Subsidiaries, other than 5,210 shares of the Capital Stock of the Borrower redeemed and repurchased from an employee of the Borrower on or about October 1, 1999 for a consideration of $8,075.50.

         6.3 Existence; Compliance with Law. Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and the failure to do so would reasonably be expected to have a Material Adverse Effect, and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         6.4 Power; Authorization; Enforceable Obligations. The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement and any Notes and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which the Borrower is a party other than those set forth on Schedule 6.4 thereto, all of which have been obtained or made and remain in full force and effect. This Agreement has been, and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of the Borrower and each Loan Document to which any other Loan Party will be a party will be duly executed and delivered on behalf of such Loan Party. This Agreement constitutes, and each other Loan Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. Each Loan Document to which any other Loan Party is a party, if any, when executed and delivered will constitute, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         6.5 No Legal Bar. The execution, delivery and performance of the Loan

Documents to which the Borrower or any other Loan Party is a party, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of the Borrower or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation (other than Liens created by the Security Documents in favor of the Administrative Agent).

         6.6 No Material Litigation. Except as set forth on Schedule 6.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

         6.7 No Default. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         6.8 Ownership of Property; Liens. Each of the Borrower and its Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by Section 9.3.

         6.9 Intellectual Property. The Borrower and each of its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower know of any valid basis for any such claim. The use of such Intellectual Property by the Borrower and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         6.10 No Burdensome Restrictions. No Requirement of Law or Contractual Obligation of the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

         6.11 Taxes. Each of the Borrower and its Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

         6.12 Federal Regulations. No part of the proceeds of any Revolving Credit Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect, or for any purpose which violates, or which would be inconsistent with, the provisions of the regulations of such Board of Governors. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in said Regulation U.

         6.13 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent. The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of the Borrower and each Commonly Controlled Entity for post retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits.

         6.14 Investment Company Act; Other Regulations. The Borrower is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board of Governors of the Federal Reserve System) which limits its ability to incur Indebtedness.

         6.15 Subsidiaries; Stockholders. Part A of Schedule 6.15 sets forth the name of each direct or indirect Subsidiary of the Borrower as of the Closing Date, its form of organization, its jurisdiction of organization, the total number of issued and outstanding shares or other interests of Capital Stock thereof, the classes and number of issued and outstanding shares or other interests of Capital Stock of each such class, the name of each holder of Capital Stock thereof and the number of shares or other interests of such Capital Stock held by each such holder and the percentage of all outstanding shares or other interests of such class of Capital Stock held by such holders. Part B of Schedule 6.15 sets forth, as the Closing Date, the Borrower's form of organization, its jurisdiction of organization, the total number of issued and outstanding shares or other interests of Capital Stock thereof, the classes and number of issued and outstanding shares or other interests of Capital Stock of each such class, the name of each record holder and, to the extent known by the Borrower, beneficial holder of Capital Stock thereof and the number of shares or other interests of such Capital Stock held by each such holder and the percentage of all outstanding shares or other interests of such class of Capital Stock held by such holders.

         6.16 Security Documents.

         (a) The provisions of each Security Document are effective to create in favor of the Collateral Agent for the ratable benefit of the Lenders a legal, valid and enforceable security interest in all right, title and interest of the Loan Party party thereto in the "Collateral" described therein, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (b) (i) When financing statements have been filed in the offices in the jurisdictions listed in Schedule 6.16, and any other filings required to be made after the Closing Date pursuant to Section 8.11, the security interests granted under the Security Agreement shall constitute a fully perfected first Lien on, and security interest in, all right, title and interest of the Loan Parties in the "Collateral" described therein, which can be perfected by such filing.

         (ii) When certificates representing the Pledged Stock (as defined in a Pledge Agreement) are delivered to the Collateral Agent, together with stock powers endorsed in blank by a duly authorized officer of the pledgors thereof, such Pledge Agreement shall constitute a fully perfected first Lien on, and security interest in, all right, title and interest of the pledgors parties thereto in the "Collateral" described therein.

         6.17 Accuracy and Completeness of Information.

         (a) All factual information, reports and other papers and data with respect to the Loan Parties (other than projections) furnished in writing, and all factual statements and representations made in writing, to the Administrative Agent or the Lenders by a Loan Party, or on behalf of a Loan Party, were, at the time the same were so furnished or made, when taken together with all such other factual information, reports and other papers and data previously so furnished and all such other factual statements and representations previously so made, complete and correct in all material respects, to the extent necessary to give the Administrative Agent and the Lenders true and accurate knowledge of the subject matter thereof in all material respects, and did not, as of the date so furnished or made, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which the same were made.

         (b) All projections with respect to the Loan Parties furnished by or on behalf of a Loan Party to the Administrative Agent or the Lenders were prepared and presented in good faith by or on behalf of such Loan Party. No fact is known to a Loan Party which materially and adversely affects or in the future is reasonably likely (so far as such Loan Party can reasonably foresee) to have a Material Adverse Effect which has not been set forth in the financial statements referred to in Section 6.1 or in such information, reports, papers and data or otherwise disclosed in writing to the Administrative Agent or the Lenders prior to the Closing Date.

         6.18 Labor Relations. No Loan Party is engaged in any unfair labor practice which could reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice compliant pending or, to the best knowledge of each Loan Party and each of the Subsidiaries, threatened against a Loan Party before the National Labor Relations Board which could reasonably be expected to have a Material Adverse Effect and no grievance or arbitration proceeding arising out of or under a collective bargaining agreement is so pending or threatened; (b) no strike, labor dispute, slowdown or stoppage pending or, to the best knowledge of each Loan Party, threatened against a Loan Party; and (c) to Borrower's knowledge, no union representation question existing with respect to the employees of a Loan Party and no union organizing activities are taking place with respect to any thereof.

         6.19 Insurance. Each Loan Party has, with respect to its properties and business, insurance covering the risks, in the amounts, with the deductible or other retention amounts, and with the carriers, listed on Schedule 6.19, which insurance meets the requirements of Section 8.5 hereof and Section 5(m) of the Security Agreement.

         6.20 Solvency. After giving effect to the consummation of the refinancing and to the incurrence of all Indebtedness and obligations being incurred on or prior to such date in connection herewith and therewith and after giving effect to the making of each Revolving Credit Loan and the issuance of each Letter of Credit, (i) the amount of the "present fair saleable value" of the assets of the Borrower as a going concern and of the Borrower and its Subsidiaries, taken as a whole as a going concern, will, as of such date, exceed the amount of all "liabilities of the Borrower as a going concern and of the Borrower and its Subsidiaries, taken as a whole as a going concern, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (ii) the present fair saleable value of the assets of the Borrower as a going concern and of the Borrower and its Subsidiaries, taken as a whole as a going concern, will, as of such date, be greater than the amount that will be required to pay the liabilities of the Borrower and of the Borrower and its Subsidiaries, taken as a whole, on their respective debts as such debts become absolute and matured, (iii) neither the Borrower nor the Borrower and its Subsidiaries, taken as a whole, will have, as of such date, an unreasonably small amount of capital with which to conduct their respective businesses, and
(iv) each of the Borrower and the Borrower and its Subsidiaries, taken as a whole, will be able to pay their respective debts as they mature. For purposes of this Section 5.20, "debt" means "liability on a claim", "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

         6.21 Purpose of Loans. The proceeds of the Loans shall be used by the Borrower to refinance existing Indebtedness, to finance the cash portion of the Vital Choice Acquisition, for working capital purposes in the ordinary course of business and for other general corporate purposes.

         6.22 Environmental Matters. Except as set forth on Schedule 6.22, to the best knowledge of the Borrower:

                  (a) The facilities and properties owned or operated by any Loan Party (the "Properties") do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations which (i) constitute or constituted a violation of, or
         (ii) could reasonably be expected to give rise to liability under, any Environmental Law except in either case insofar as such violation or liability, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

                  (b) The Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Borrower or any of its Subsidiaries (the "Business") which could materially interfere with the continued operation of the Properties or materially impair the fair saleable value thereof.

                  (c) Neither the Borrower nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened except insofar as such notice or threatened notice, or any aggregation thereof, does not involve a matter or matters that is or are reasonably likely to result in the payment of a Material Environmental Amount.

                  (d) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

                  (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business except insofar as such proceeding, action, decree, order or other requirement, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Adverse Amount.

                  (f) There has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably give rise to liability under Environmental Laws except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

         6.23 Year 2000 Compliance. Any material reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Borrower's and its Subsidiaries' material computer systems and (ii) material equipment containing embedded microchips (including material systems and equipment supplied by others in which the Borrower's or its Subsidiaries' systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed no later than November 30, 1999. The cost to the Borrower and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of the Year 2000 Problem to the Borrower and its Subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) is not reasonably expected to result in an Event of Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower and its Subsidiaries each to conduct its respective businesses without Material Adverse Effect.

         6.24 Senior Notes Documents; Subordinated Notes. From and after the satisfaction of the conditions set forth in Section 6.1, (b) this Agreement shall at all times constitute the "Credit Agreement" as defined in the Senior Notes Indenture, and the Loans, Letters of Credit and all other Obligations constitute and shall at all times constitute "Permitted Indebtedness" as defined in the Senior Notes Indenture or shall otherwise be permitted under Section 4.12 of the Senior Notes Indenture, and (c) the Loans, Letters of Credit and all other obligations shall at all times constitute "Senior Bank Debt" under any of the subordinated notes referred to in Section 9.2(h).

         6.25 Concerning Regulatory Matters. (a) Each of the Borrower and its Subsidiaries is, and for the last three years has been, in compliance in all material respects with all applicable laws, regulations, rules, and guidelines of federal, state and local governments and all agencies thereof which affect the business of providing rental moveable medical equipment and related businesses, including, but not limited to, any fraud and abuse laws, anti-kickback laws, applicable federal or state acts, rules, regulations and guidelines respecting equal employment opportunity, employee and public health and safety, the filing of false claims or statements or unacceptable practices and regulations governing biohazard risk and the control and disposal of biological and medical wastes (but excluding Environmental Laws, which are covered by Section 6.22), except to the extent that the failure to be so in compliance with such laws, regulations, rules, and guidelines could not reasonably be expected in the aggregate to have a Material Adverse Effect.

         (b) Each of the Borrower and its consolidated Subsidiaries holds all necessary permits, licenses, certifications and other authorizations of foreign, federal, state and local governmental agencies required for the conduct of its business (or any part thereof), such permits, licenses, certifications and/or other authorizations have not been terminated, suspended or revoked, and there are presently no termination, suspension or revocation proceedings, actual, pending, or threatened, in respect thereof.

         (c) Except as set forth on Schedule 6.25, neither the Borrower nor any of its consolidated Subsidiaries is, and for the last three years has not been, the subject of any current, pending or, to the Borrower's knowledge, threatened investigations, audits, consent decrees, settlements, or other extraordinary examinations or reviews by any federal or state agency or other government or administrative office, including, but not limited to, state departments of health, social services, transportation, insurance, or any other state agency involved in the regulation of moveable medical equipment.

         SECTION 7. CONDITIONS PRECEDENT

         7.1 Conditions to Initial Revolving Credit Loans. The agreement of each Lender to make the initial Loan requested to be made by it and the agreement of the Issuing Lender to issue the initial Letter of Credit hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Loan on the Closing Date, of the following conditions precedent, unless waived by the Lenders existing as of the Closing Date:

                  (a) Loan Documents. The Administrative Agent shall have received:

                  (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower, with a counterpart for each Lender;

                  (ii) for the account of each Lender, a Revolving Credit Note of the Borrower conforming to the requirements hereof and executed by a duly authorized officer of the Borrower;

                  (iii) for the account of the Swing Line Lender, the Swing Line Note, conforming to the requirements hereof and executed and delivered by a duly authorized officer of the Borrower; and

                  (iv) the Security Agreement, executed and delivered by a duly authorized officer of each party thereto, with a counterpart or a conformed copy for each Lender.

                  (b) Related Agreements. The Administrative Agent shall have received, with a copy for each Lender, true and correct copies, certified as to authenticity by the Borrower, of the Existing Credit Agreement and related documents, and documents relating to all other existing Indebtedness to be refinanced, the Stockholders' Agreement, the Vital Choice Acquisition Agreement and the other Vital Choice Acquisition Documents, and such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any other debt instrument, security agreement or other material contract to which the Borrower, or its Subsidiaries may be a party.

                  (c) Concurrent Transactions. All amounts owing to the Existing Banks under the Existing Credit Agreement and the other financing documents related thereto shall have been, or shall be concurrently with the making of the initial Revolving Credit Loans, repaid in full, and any Liens created pursuant thereto shall have been or shall, concurrently with the making of the initial Revolving Credit Loans, released, and all documents relating to such Indebtedness shall terminate and be of no further force and effect upon such repayment; in each case pursuant to such payout letters, Lien releases, termination statements, mortgage satisfactions and other documents as the Administrative Agent may require, each of which shall be in form and substance satisfactory to the Administrative Agent.

                  (d) Secretary's Certificates. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of each Loan Party existing as of the Closing Date, dated the Closing Date, substantially in the form of Exhibit G, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Loan Party.

                  (e) Borrowing Base Certificate. The Administrative Agent shall have received, with a counterpart for each Lender, a Borrowing Base Certificate showing the Borrowing Base as of September 30, 1999, with appropriate insertions and dated the Closing Date, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President of the Borrower.

                  (f) Corporate Proceedings of the Loan Parties. The Administrative Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of each Loan Party existing as of the Closing Date authorizing (i) the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, (ii) the borrowings contemplated hereunder and
         (iii) the granting by it of the Liens created pursuant to the Security Documents, certified by the Secretary or an Assistant Secretary of such Loan Party as of the Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                  (g) Incumbency Certificates. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of each Loan Party existing as of the Closing Date, dated the Closing Date, as to the incumbency and signature of the officers of such Loan Party executing any Loan Document satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Loan Party.

                  (h) Corporate Documents. The Administrative Agent shall have received, with a counterpart for each Lender, true and complete copies of the articles of incorporation and by-laws of each Loan Party existing as of the Closing Date, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party.

                  (i) Good Standing Certificates. The Administrative Agent shall have received, with a copy for each Lender, certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of each Loan Party existing as of the Closing Date (i) in the jurisdiction of its organization and (ii) in each other jurisdiction where its ownership, lease or operation of property or the conduct of its business requires it to qualify as a foreign Person except, as to this subclause (ii), where the failure to so qualify could not have a Material Adverse Effect.

                  (j) Consents, Licenses and Approvals. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of a Responsible Officer of the Borrower (i) attaching copies of all consents, authorizations and filings referred to in Section 6.4, and
         (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Administrative Agent.

                  (k) Fees and Expenses. The Administrative Agent shall have received the fees and expenses to be received on the Closing Date referred to in Section 12.5 and the Fee Letter.

                  (l) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Lender, the executed legal opinion of Dorsey & Whitney LLP, counsel to the Loan Parties existing as of the Closing Date, substantially in the form of Exhibit H. Such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

                  (m) Actions to Perfect Liens. The Administrative Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of, or receipt by the Administrative Agent of in form acceptable for filing, duly executed financing statements on form UCC-1, necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents shall have been completed (or provision acceptable to the Administrative Agent shall have been made for such completion).

                  (n) Lien Searches. The Administrative Agent shall have received the results of a recent search by a Person satisfactory to the Administrative Agent, of the Uniform Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of each Loan Party existing as of the Closing Date, and the results of such search shall be satisfactory to the Administrative Agent.

                  (o) Insurance. The Administrative Agent shall have received evidence in form and substance satisfactory to it that all of the requirements of Section 8.5 hereof and Section 5(m) of the Security Agreement shall have been satisfied.

                  (p) Landlord Estoppel Agreements. The Administrative Agent shall have received any landlord estoppel agreements with respect to leased real property of the Loan Parties which have been obtained by the Borrower pursuant to Section 8.13 as of the Closing Date.

                  (q) Maximum Leverage. The Leverage Ratio as of the Closing Date shall have been not greater than 5.0 to 1, and the Administrative Agent shall have received evidence satisfactory to it thereof.

         7.2 Conditions to Each Loan. The agreement of each Lender to make any Loan requested to be made by it on any date (including, without limitation, its initial Loan) and the agreement of the Issuing Lender to issue any Letter of Credit (including, without limitation, its initial Letter of Credit) is subject to the satisfaction of the following conditions precedent:

                  (a) Representations and Warranties. Each of the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date except for representations and warranties (i) which by their terms are only made as of specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and (ii) for which exceptions thereto which have been disclosed in writing to the Administrative Agent and the Lenders and which have been approved in writing by the Administrative Agent. The Borrower shall deliver to the Administrative Agent, with each notice of borrowing or request for the issuance of a Letter of Credit hereunder, a calculation in reasonable detail showing the basis for the satisfaction of the condition set forth in this Section 7.2(a) with respect to the representation in
         Section 6.24.

                  (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Revolving Credit Loans requested to be made on such date.

                  (c) Borrowing Base. The Administrative Agent shall have timely received a Borrowing Base Certificate for the most recent period for which such Borrowing Base Certificate is required to be delivered, in accordance with Section 8.2(c).

                  (d) Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

Each borrowing by the Borrower and each issuance of a Letter of Credit hereunder shall constitute a representation and warranty by the Borrower as of the date thereof that the conditions contained in this Section 7.2 have been satisfied.

         SECTION 8. AFFIRMATIVE COVENANTS

         The Borrower hereby agrees that, so long as any of the Revolving Credit Commitments remain in effect or any amount is owing to any Lender or the Administrative Agent hereunder or under any other Loan Document, other than indemnification obligations which survive the termination of this Agreement or any other Loan Document, the Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

         8.1 Financial Statements. Furnish to the Administrative Agent and the Collateral Agent:

                  (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by PricewaterhouseCoopers LLP or other independent certified public accountants of nationally recognized standing;

                  (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes); and

                  (c) as soon as available, but in any event not later than 30 days after the end of each calendar month, the unaudited consolidated and consolidating balance sheet of the

         Borrower and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated and consolidating statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes);

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein). The Administration Agent shall promptly provide copies of such financial statements to the Lenders.

         8.2 Certificates; Other Information. Furnish to each Lender:

                  (a) concurrently with the delivery of the financial statements referred to in Section 8.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default resulting from any failure to comply with Section 9, except as specified in such certificate (it being expressly understood that nothing in this Section 8.2(a) shall be deemed to require such certified public accountants to make any further examination or perform additional procedures not otherwise required to audit such financial statements);

                  (b) concurrently with the delivery of the financial statements referred to in Sections 8.1(a), (b) and (c), a certificate of a Responsible Officer (i) stating that, to the best of such Officer's knowledge, the Borrower during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that such Officer has obtained no knowledge of any Default or Event of Default which has not been cured or waived except as specified in such certificate and (ii) showing in detail the calculations supporting such Officer's certification of the Borrower's compliance with the requirements of
         Section 9.1(a) through 9.1(c);

                  (c) within fifteen Business Days following the end of each fiscal month, a Borrowing Base Certificate showing the Borrowing Base as of the last day of such month, certified as complete and correct by a Responsible Officer;

                  (d) not later than thirty days after the commencement of each fiscal year of the Borrower, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on the basis of sound financial planning practice and that such Officer has no reason to believe they are incorrect or misleading in any material respect;

                  (e) within five days after the same are sent, copies of all financial statements and reports which the Borrower sends to its stockholders, and within five days after the same are filed, copies of all financial statements and reports which the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

                  (f) during the month of October in each calendar year, a report of a reputable insurance broker with respect to the insurance maintained by the Borrower and its Subsidiaries in accordance with
         Section 8.5 of this Agreement and Section 5(m) of the Security Agreement and such supplemental reports as the Administrative Agent may from time to time request; and

                  (g) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

         8.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be, or where the failure to so satisfy such obligations could not reasonably be expected to have a Material Adverse Effect.

         8.4 Conduct of Business and Maintenance of Existence. Continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to Section 9.5; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

         8.5 Maintenance of Property; Insurance. Keep all property useful and necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business, which insurance shall name the Administrative Agent as lender loss payee, in the case of property or casualty insurance, and as an additional insured, in the case of liability insurance; and furnish to each Lender, upon written request, full information as to the insurance carried.

         8.6 Inspection of Property; Books and Records; Discussions. Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all material dealings and transactions in relation to its business and activities; and upon reasonable prior notice to the chief financial officer of the Borrower permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time during regular business hours and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants.

         8.7 Notices. Promptly, and in any event within three Business Days after the date on which an officer of the Borrower has or should have had knowledge thereof (other than under clause (f) of this Section 8.7 as to which the 30-day period described therein shall apply), give notice to the Administrative Agent and each Lender of:

                  (a) the occurrence of any Default or Event of Default which has not been previously waived or cured;

                  (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

                  (c) any litigation or proceeding affecting the Borrower or any of its Subsidiaries in which the amount involved is $1,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

                  (d) of the acquisition by the Borrower or any Guarantor party to the Security Agreement or which has otherwise granted security interests on its property pursuant to Section 8.11 of any property or interest in property (including, without limitation, real property), that is not subject to a perfected Lien in favor of the Administrative Agent pursuant to and to the extent required by the Security Documents;

                  (e) of the occurrence of any transaction or occurrence referred to in Section 5.5(c), and the receipt of any Net Proceeds or any insurance proceeds as a result thereof in excess of $50,000 (whether or not such Net Proceeds or proceeds are then required to be applied to the repayment of Loans and reduction of Revolving Credit Commitments as specified in Section 5.5(c));

                  (f) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof:
         (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan; and

                  (g) any development or event which could reasonably be expected to have a

         Material Adverse Effect.

         Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

         8.8 Environmental Laws.

         (a) Comply with, and ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

         8.9 Changes to Advance Rates, Standards of Eligibility and Reserves. The Administrative Agent shall be entitled to (a) reduce the advance rates, increase the standards of eligibility and establish or increase any reserves under this Agreement on thirty days' prior written notice to the Borrower in the event that the most recent audit of accounts receivable and/or inventory of the Borrower and its Subsidiaries conducted pursuant to Section 8.10 was, in the commercially reasonable judgment of the Administrative Agent, materially and adversely different from historical performance, and (b) with the prior written consent of the Lenders, increase the advance rates, reduce the standards of eligibility and reduce any reserves under this Agreement, in each case in its commercially reasonable judgment.

         8.10 Periodic Audit of Accounts Receivable and Inventory. (a) The Administrative Agent or the Collateral Agent shall be entitled to perform a periodic due diligence inspection, test and review of the accounts receivable and Inventory of the Borrower and its Subsidiaries beginning on a mutually convenient Business Day twice during each calendar year (but not more frequently than once during any six month period) and shall in each case be reasonably satisfied in all material respects with the results thereof; provided however, if the Administrative Agent or the Collateral Agent in its commercially reasonable judgment is not satisfied that the results of any due diligence inspection, test, and review performed pursuant to this Section 8.10 establish that the Borrower's most recent determination of the Borrowing Base was made in compliance with the applicable provisions of this Agreement, the Administrative Agent and the Collateral Agent shall be entitled to perform additional due diligence inspections, tests and reviews of such inventory and accounts receivable on mutually convenient Business Days during the succeeding twelve-month period until the Administrative Agent or the Collateral Agent, as applicable, shall be so satisfied; and provided further, that upon the occurrence and during the continuation of an Event of Default, the Administrative Agent and the Collateral Agent shall be entitled to perform such additional due diligence inspections, tests and review of such accounts receivable as any Lender shall deem necessary or advisable.

         (b) The Agents confirm that the Borrower has heretofore furnished to the Agents a current complete appraisal analysis of the Rental Equipment of the Borrower and its Subsidiaries conducted by a Person and on a valuation basis acceptable to the Administrative Agent (an "Appraisal Analysis"). Borrower shall furnish to the Administrative Agent, the Collateral Agent and each Lender promptly, upon the request of the Administrative Agent or the Collateral Agent, which request shall be made in the commercially reasonable judgment of the Administrative Agent or the Collateral Agent, as applicable (but unless provided herein, no more frequently than annually) an update (an "Appraisal Update") on a desk top basis of the prior Appraisal Analysis, which update shall be conducted by a third party acceptable to the Borrower and the Administrative Agent or the Collateral Agent, as applicable, and on a valuation basis reasonably acceptable to the Administrative Agent or the Collateral Agent, as applicable, provided that, if (i) a Default or Event of Default has occurred and is continuing or
(ii) the Administrative Agent or the Collateral Agent, as applicable, has determined in its reasonable discretion that there may have been a materially negative change, since the later of (x) the date of the Appraisal Analysis and
(y) the date of the most recent Appraisal Update conducted on a physical inspection basis, in the orderly liquidation value or quality of the Rental Equipment of the Borrower and the Guarantors, the Administrative Agent and the Collateral Agent shall be permitted, at any time, to request an update on a desktop basis and/or an update on a physical inspection basis of the Appraisal Analysis, which update(s), in each case, shall be conducted by a third party acceptable to the Borrower and the Administrative Agent or the Collateral Agent, as applicable, and on a valuation basis which is (A) reasonably acceptable to the Administrative Agent or the Collateral Agent, as applicable, and (B) not less favorable to the Borrower than the valuation basis upon which the Appraisal Analysis first delivered to the Administrative Agent or the Collateral Agent, as applicable, was conducted.

         8.11 Additional Collateral; Additional Guarantors.

         (a) In the event that the Borrower or any Subsidiary acquires any property or interest in property (including, without limitation, real property) other than property made subject to a Lien permitted under Section 9.3(g), that is not subject to a perfected Lien in favor of the Collateral Agent pursuant to the Security Documents, the Borrower shall, and shall cause Subsidiary to, take such action (including, without limitation, the preparation and filing of mortgages or deeds of trust in form and substance satisfactory to the Collateral Agent) as the Collateral Agent shall reasonably request in order to create and/or perfect a Lien in favor of the Collateral Agent on such property.

         (b) In the event that the Borrower is permitted to acquire or form any Subsidiary, such Subsidiary shall execute a guarantee and a security agreement, or supplements to the Guarantee and the Security Agreement, and the Borrower and/or any Subsidiary which is a holder of any Capital Stock of such Subsidiary shall execute such pledge agreements or supplements to the Pledge Agreement, each in form and substance satisfactory to the Administrative Agent and the Collateral Agent, and shall take such other action as shall be necessary or advisable (including, without limitation, the execution of financing statements on form UCC-1) in order to perfect the Liens granted by such Subsidiary in favor of the Collateral

Agent for the benefit of the Lenders and to effect and perfect the pledge of all of the Capital Stock of such Subsidiary in favor of the Collateral Agent for the benefit of the Lenders, provided that no such action shall be required after the formation of a Subsidiary which is used in connection with Permitted Acquisition prior to the later of the date of the consummation of such Permitted Acquisition and fifteen calendar days following such formation. Such Subsidiary shall thereupon become a Guarantor for all purposes under the Loan Documents, including, without limitation, Section 8.11(a) of this Agreement. The Administrative Agent and the Collateral Agent shall be entitled to receive legal opinions of one or more counsel to the Borrower and such Subsidiary addressing such matters as the Administrative Agent, the Collateral Agent or their counsel may reasonably request, including, without limitation, the enforceability of the guaranty and the security agreement to which such Subsidiary becomes a party and the pledge of the Capital Stock of such Subsidiary, and the creation, validity and perfection of the Liens so granted by such Subsidiary and the Borrower and/or other Subsidiaries to the Collateral Agent for the benefit of the Lenders. The Borrower shall, in addition, provide to the Administrative Agent and the Collateral Agent with respect to such new or additional subsidiary the information described in the first sentence of Section 6.15, in the form of a written schedule or a supplement to Schedule 6.15.

         (c) Notwithstanding the provisions of this Section to the contrary if, following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for the Borrower reasonably acceptable to the Administrative Agent does not within 30 days after a request from the Administrative Agent, the Collateral Agent or the Required Lenders deliver evidence, in form and substance mutually satisfactory to the Administrative Agent, the Collateral Agent and the Borrower, with respect to any Foreign Subsidiary of the Borrower which has not already had 100% of its stock pledged pursuant to a Pledge Agreement that (i) a pledge of 66-2/3% or more of the total combined voting power of all classes of Capital Stock of such Foreign Subsidiary entitled to vote, and (ii) the entering into by such Foreign Subsidiary of a Guarantee, in any such case could reasonably be expected to cause (I) the undistributed earnings of such Foreign Subsidiary as determined for federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for federal income tax purposes or (II) other material adverse federal income tax consequences to the Loan Parties, then in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding Capital Stock owned by any Loan Party and not theretofore pledged pursuant to a Pledge Agreement shall be pledged pursuant to a Pledge Agreement and in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary shall execute and deliver (x) a Guarantee (or another guaranty in substantially similar form if needed), guaranteeing the Obligations, (y) a Pledge Agreement, and (z) the Security Agreement (or another security agreement in substantially similar form if needed) securing such Foreign Subsidiary's obligations under the Guarantee, in each case to the extent that the entering into the Guarantee and Pledge Agreement is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section to be in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent.

         8.12 Year 2000 Covenants. (a) Take all necessary action to (i) materially comply with the provisions of Section 6.24 hereof and (ii) test all of its material systems and equipment supplied by others or with which the Borrower's systems interface on or prior to November 30, 1999 to verify the absence of a Year 2000 Problem, and (b) from time to time, at the written request of the

Administrative Agent, provide to the Administrative Agent such updated information or documentation as is requested regarding the status of their efforts to address the Year 2000 Problem.

         8.13 Landlord Estoppel Agreements. Use its commercially reasonable efforts for the period commencing on the date hereof and ending 60 days following the Closing Date to obtain executed landlord estoppel agreements with respect to each parcel of real property leased by any Loan Party as of the Closing Date, such agreements to be in form and substance satisfactory to the Administrative Agent.

         SECTION 9. NEGATIVE COVENANTS

         The Borrower hereby agrees that, so long as any of the Revolving Credit Commitments remain in effect or any amount is owing to any Lender or the Administrative Agent hereunder or under any other Loan Document other than indemnification obligations which survive the termination of this Agreement or any other Loan Document, the Borrower shall not, and (except with respect to Section 9.1) shall not permit any of its Subsidiaries to, directly or indirectly:

         9.1 Financial Condition Covenants.

                  (a) Leverage Ratio. Permit the Leverage Ratio as of the last day of any fiscal quarter of the Borrower ended during any period set forth in the table below to be greater than the ratio set forth opposite such period below:
              -----------------------------------------------------------------
              Period                                             Ratio
              -------------------------------------------------- --------------
              Closing Date through March 31, 2000                5.00 to 1
              -------------------------------------------------- --------------
              April 1, 2000 through September 30, 2000           4.75 to 1
              -------------------------------------------------- --------------
              October 1, 2000 through December 31, 2001          4.50 to 1
              -------------------------------------------------- --------------
              January 1, 2002 through December 31, 2002          4.25 to 1
              -------------------------------------------------- --------------
              January 1, 2003 through June 30, 2003              4.00 to 1
              -------------------------------------------------- --------------
              July 1, 2003 through June 30, 2004                 3.75 to 1
              -------------------------------------------------- --------------
              July 1, 2004 and thereafter                        3.50 to 1
              -----------------------------------------------------------------

                  (b) Interest Coverage. Permit the ratio of (i) Consolidated EBITDA for any period of four consecutive fiscal quarters of the Borrower ended as of the last day of each fiscal quarter ended on or about the date set forth in the table below to (ii) Consolidated Interest Expense for such four-quarter period to be less than the ratio set forth opposite such fiscal quarter in the table below:

              -----------------------------------------------------------------
              Fiscal Quarter Ended                         Ratio
              -------------------------------------------- --------------------
              December 31, 1999                            2.00 to 1
              -------------------------------------------- --------------------
              March 31, 2000                               2.00 to 1
              -----------------------------------------------------------------

              -----------------------------------------------------------------
              Fiscal Quarter Ended                         Ratio
              -------------------------------------------- --------------------
              June 30, 2000                                2.00 to 1
              -------------------------------------------- --------------------
              September 30, 2000                           2.00 to 1
              -------------------------------------------- --------------------
              December 31, 2000                            2.00 to 1
              -------------------------------------------- --------------------
              March 31, 2001                               2.00 to 1
              -------------------------------------------- --------------------
              June 30, 2001                                2.00 to 1
              -------------------------------------------- --------------------
              September 30, 2001                           2.00 to 1
              -------------------------------------------- --------------------
              December 31, 2001                            2.00 to 1
              -------------------------------------------- --------------------
              March 31, 2002                               2.25 to 1
              -------------------------------------------- --------------------
              June 30, 2002                                2.25 to 1
              -------------------------------------------- --------------------
              September 30, 2002                           2.25 to 1
              -------------------------------------------- --------------------
              December 31, 2002                            2.25 to 1
              -------------------------------------------- --------------------
              March 31, 2003                               2.50 to 1
              -------------------------------------------- --------------------
              June 30, 2003                                2.50 to 1
              -------------------------------------------- --------------------
              September 30, 2003                           2.50 to 1
              -------------------------------------------- --------------------
              December 31, 2003                            2.50 to 1
              -------------------------------------------- --------------------
              March 31, 2004                               2.75 to 1
              -------------------------------------------- --------------------
              June 30, 2004                                2.75 to 1
              -------------------------------------------- --------------------
              September 30, 2004                           2.75 to 1
              -------------------------------------------- --------------------
              December 31, 2004 and each fiscal quarter
              ended thereafter                             2.75 to 1
              -----------------------------------------------------------------

                  (c) Fixed Charge Coverage. Permit, as of the last day of any fiscal quarter of the Borrower, the ratio of (i) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such day to (ii) Consolidated Fixed Charges for such four-quarter period to be less than 1.00 to 1.

         9.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

                  (a) Indebtedness of the Borrower under this Agreement and the other Loan Documents;

                  (b) Indebtedness of the Borrower to any Subsidiary which is a Guarantor, or of any such Subsidiary to the Borrower or any other Guarantor;

                  (c) Indebtedness of the Borrower and any of its Subsidiaries incurred to finance the acquisition of fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) in an aggregate principal amount not exceeding as to the Borrower and its Subsidiaries $10,000,000 at any time outstanding;


                  (d) Indebtedness outstanding on the date hereof and listed on
         Schedule 9.2, and
         any extension, refinancing or renewal thereof which does not include an increase in the principal amount thereof, or an increase in the fees or the rate of interest payable with respect thereto and is otherwise on substantially the same terms as the Indebtedness so extended, refinanced or renewed;

                  (e) Indebtedness of a corporation which becomes a Subsidiary after the date hereof, provided that (i) such Indebtedness existed at the time such corporation became a Subsidiary and was not created in anticipation thereof and (ii) immediately after giving effect to the acquisition of such corporation by any Loan Party or any Subsidiary thereof no Default or Event of Default shall have occurred and be continuing;

                  (f) Guarantee Obligations of the Borrower or any Subsidiary with respect to Indebtedness and lease obligations of the Borrower or any Subsidiary otherwise permitted under this Agreement;

                  (g) Indebtedness of the Borrower under the Senior Notes in an aggregate principal amount of $135,000,000 and any subsequent extension, renewal, or refinancing thereof which does not include an increase in the principal amount thereof, or an increase in the fees or the rate of interest payable with respect thereto, and is otherwise on substantially the same terms as the Senior Notes Documents as in effect on the date hereof;

                  (h) up to $5,000,000 of Indebtedness of the Borrower outstanding at any time under pay-in-kind subordinated notes issued to Management Holders pursuant to Section 2.3(f) of the Stockholders Agreement;

                  (i) Indebtedness under Interest Rate Agreements relating to Indebtedness otherwise permitted under this Section 9.2 entered into for bona fide hedging purposes; and

                  (j) additional Indebtedness of the Borrower not exceeding $4,000,000 in aggregate principal amount at any one time outstanding.

         9.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

                  (a) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in conformity with GAAP) have been established;

                  (b) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's, and mechanics' Liens, statutory landlord's Liens, and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Borrower or any such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien;

                  (c) Liens created by or pursuant to this Agreement and the other Loan Documents;

                  (d) Liens existing on the date hereof to the extent listed, and the property subject thereto described, on Schedule 9.3 and any subsequent extensions or renewals thereof which does not include an increase in the principal amount secured thereby or in the property subject thereto;

                  (e) Liens arising from judgments, decrees or attachments (or securing appeal bonds with respect thereto) in circumstances not constituting an Event of Default under Section 10(h), so long as no cash or property (other than proceeds of insurance payable by reason of such judgments, decrees or attachments) is deposited or delivered to secure any respective judgment or award, or any appeal bond in respect thereof, the fair market value of which exceeds $1,000,000;

                  (f) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety bonds (other than appeal bonds), bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money);

                  (g) licenses, leases or subleases granted to other Persons not interfering in any material respect with the business of the Borrower or any of its Subsidiaries;

                  (h) easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

                  (i) bankers' Liens, rights of setoff and similar Liens incurred on deposits made in the ordinary course of business;

                  (j)Liens arising from precautionary UCC financing statements regarding operating leases;

                  (k) purchase money Liens securing payables arising from the purchase by the Borrower or any of its Subsidiaries of any equipment or goods in the normal course of business, provided that such payables shall not constitute Indebtedness;

                  (l) any interest or title of a lessor under any lease;

                  (m) Liens upon assets of the Borrower or any of its Subsidiaries subject to Financing Leases or purchase money Liens to the extent such Financing Leases or the Indebtedness secured by such purchase money Liens are permitted by Section 9.2(c), provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Financing Leases or such purchase money Indebtedness and (y) the Liens encumbering the assets giving rise to such Financing Leases or securing such purchase money Indebtedness do not encumber any other assets of the Borrower or any Subsidiary of the Borrower;

                  (n) Liens placed upon equipment or machinery used in the ordinary course of business of the Borrower or any of its Subsidiaries at the time of the acquisition thereof by the Borrower or any such Subsidiary or within 90 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof or to secure Indebtedness incurred solely for the purpose of financing the acquisition of any such equipment or machinery or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided that (x) such Indebtedness is permitted by Section 9.2(c) and (y) in all events, the Lien encumbering the equipment or machinery so acquired does not encumber any other asset of the Borrower or such Subsidiary;

                  (o) so long as the Indebtedness secured by such Liens is permitted under Section 9.2, Liens on the assets of a Subsidiary (and of the Borrower as successor to such Subsidiary, to the extent such Subsidiary is merged into the Borrower in accordance with Section 9.5(a)) if such Liens existed at the time such Subsidiary was acquired by the Borrower or a Subsidiary, provided that such Liens were not created in anticipation thereof, and such Liens do not encumber additional property after such Subsidiary is acquired or increase the principal amount secured thereby after such Subsidiary is acquired; and

                  (p) Liens securing Indebtedness not in excess of $1,000,000 at any time outstanding.

         9.4 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation except:

                  (a) Guarantee Obligations in existence on the date hereof and listed on Schedule 9.4 and any subsequent affirmation, extension or renewal thereof which does not include an increase in the principal amount guaranteed thereunder, or an increase in the fees or the rate of interest guaranteed with respect thereto;

                  (b) Guarantee Obligations in respect of the undrawn portion of the face amount of letters of credit issued for the account of the Borrower or any Subsidiary in an aggregate amount not to exceed $2,000,000 at any one time outstanding for the Borrower and its Subsidiaries; and

                  (c) any Guarantee.

         9.5 Limitation on Fundamental Changes. Except as otherwise permitted under Sections 9.6, 9.8 and 9.9 enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

                  (a) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any one or more wholly owned Subsidiaries of the Borrower (provided that the wholly owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation); and

                  (b) any wholly owned Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other wholly owned Subsidiary of the Borrower.

         9.5 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person other than the Borrower or any wholly owned Subsidiary, except:

                  (a) the sale or other disposition of obsolete or worn out property in the ordinary course of business for proceeds consisting solely of not less than (A) 75% cash and (B) seller indebtedness evidenced by promissory notes, provided that the Net Proceeds of each such transaction actually received in cash by the Borrower or a Subsidiary are applied to the prepayment of the Loans to the extent required under Section 5.5(c);

                  (b) other sales or dispositions of assets for proceeds consisting solely of not less than (A) 75% cash and (B) seller indebtedness evidenced by promissory notes, provided that the Net Proceeds of each such transaction actually received in cash by the Borrower or a Subsidiary are applied to the prepayment of the Loans to the extent required under Section 5.5(c), and the aggregate book value of all assets so sold in any period of twelve consecutive months shall not exceed $2,000,000;

                  (c) the Borrower and its Subsidiaries may effect sales, leases, transfers or other dispositions of leases, equipment, Inventory of the Borrower and its Subsidiaries in the ordinary course of business;

                  (d) the lease by the Borrower and its Subsidiaries (as lessee) and license of real or personal property in the ordinary course of business (so long as such lease is not a Financing Lease not otherwise permitted by Section 9.2);

                  (e) the investments, acquisitions and transfers or dispositions of properties permitted pursuant to Section 9.9;

                  (f) the Borrower and its Subsidiaries may consummate sale-leaseback transactions so long as (i) each such sale-leaseback transaction is an arms-length transaction, (ii) the aggregate consideration received by the Borrower and its Subsidiaries in connection with all such sale-leaseback transactions does not exceed $5,000,000 in any fiscal year of the Borrower and (iii) such sale-leaseback transaction is permitted under the terms of the Senior Notes Indenture;

                  (g) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;

                  (h) as permitted by Section 9.5(b);

                  (i) the sale or issuance of any Subsidiary's Capital Stock to the Borrower or any Domestic Subsidiary; and

                  (j) dispositions of property to the Borrower or to any Domestic Subsidiary.

To the extent the Required Lenders (or, if required pursuant to Section 12.1, all of the Lenders) waive the provisions of this Section 9.6 with respect to the sale or other disposition of any Collateral, or any Collateral is sold or otherwise disposed of as permitted by this Section 9.6, such Collateral (unless sold to the Borrower or a Subsidiary of the Borrower) shall be sold or otherwise disposed of free and clear of the Liens created by the Security Documents, and the Administrative Agent and Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

                  9.7 Limitation on Dividends. Declare or pay any dividend (other than dividends payable solely in common stock of the Borrower or in Capital Stock of the Borrower of the same class and series as that on which such dividends are payable) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any warrants or options to purchase any such Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "Restricted Payments"), except:

                  (a) so long as no Event of Default has occurred and is continuing, payments by the Borrower to J.W. Childs for management services pursuant to the Management Fee Agreement as permitted under
         Section 9.11;

                  (b) any Subsidiary of the Borrower may pay cash dividends to the Borrower or to a wholly-owned Subsidiary of the Borrower;

                  (c) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, (i) the Borrower may repurchase shares of Common Stock from Management Holders so long as the sole consideration paid by the Borrower and its Subsidiaries in connection with such repurchases is the issuance of the subordinated notes described in Section 9.2(h), and (ii) the Borrower may pay interest on such subordinated notes, provided that the sum of all such interest payments under this clause (c) together with the amount of all repurchases permitted under clause (d) below, shall not exceed $500,000 in any given year; and

                  (d) so long as no Event of Default has occurred and is continuing or would result therefrom, the Borrower may redeem or repurchase for cash, at fair value, the Capital Stock of the Borrower (or options to purchase capital stock) from any employee of the Borrower upon the death, disability, retirement or other termination of such employee, provided, that all such repurchases under this clause
         (d) together with all interest payments under clause (c) above, shall not exceed $500,000 in any given year.

         9.8 Limitation on Capital Expenditures. Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any Capital Expenditure provided that the Borrower and its Subsidiaries may make Capital Expenditures during each fiscal period set forth below (taken as one accounting period) so long as the aggregate amount of Capital Expenditures made under this
Section 9.8 does not exceed for any period set forth below the amount set forth opposite such period:

         Period                                                  Amount
         ------                                                  ------
         Fiscal quarter ending December 31, 1999                 $13,000,000
         Fiscal year ending December 31, 2000                    $42,500,000
         Fiscal year ending December 31, 2001                    $42,500,000
         Fiscal year ending December 31, 2002                    $42,500,000
         Fiscal year ending December 31, 2003                    $42,500,000
         January 1, 2004 through the Revolving Credit            $42,500,000
         Termination Date

In the event that the maximum amount which is permitted to be expended in respect of Capital Expenditures during any fiscal period set forth in this Section (without giving effect to this paragraph) is not fully expended during such fiscal period, the maximum amount which may be expended during the immediately succeeding fiscal period set forth in this Section shall be increased by such unutilized amount (the "Carryover Amount"), provided that such increase shall not exceed $5,000,000 in any such fiscal period, provided further that any such Carryover Amount, if not utilized in such immediately succeeding fiscal period shall not be carried forward to subsequent fiscal periods (it being understood that during each fiscal period set forth in this Section, the Capital Expenditures made or incurred shall be applied first to the Capital Expenditure limit set forth for such fiscal period in this Section and thereafter to the Carryover Amount from the prior fiscal period).

         9.9 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except :

                  (a) extensions of trade credit in the ordinary course of business;

                  (b) investments in Cash Equivalents;

                  (c) the Vital Choice Acquisition;

                  (d) loans and advances to employees of the Borrower or its Subsidiaries for travel, entertainment and relocation expenses in the ordinary course of business in an aggregate amount for the Borrower and its Subsidiaries not to exceed $500,000 at any one time outstanding;

                  (e) loans and advances in the ordinary course of business to employees in connection with the purchase or retention of shares of Capital Stock by such officers in an aggregate principal amount not to exceed $250,000 at any time outstanding shall be permitted;

                  (f) investments by the Borrower in any Domestic Subsidiary, and investments by any Subsidiary in the Borrower and in a Domestic Subsidiary;

                  (g) the investments held by the Borrower on the Closing Date and described on Schedule 9.8, provided that any additional investments made with respect thereto shall be permitted only if independently justified under the other provisions of this Section;

                  (h) the intercompany Indebtedness described in Section 9.2;

                  (i) the Borrower and its Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (j) the Borrower may hold any promissory notes acquired in connection with the dispositions of assets permitted under Section 9.6(a) or (b);

                  (k) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents;

                  (l) the Borrower and its Subsidiaries may make additional Investments in an aggregate amount not to exceed $2,000,000; and

                  (m) Permitted Acquisitions.

         9.10 Limitation on Optional Payments and Modifications of Agreements.

(a) Make any optional payment on or redemption or purchase of any Indebtedness (other than the Loans), (b) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of any Indebtedness (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon), or (c) amend, modify or change, or consent or agree to any amendment, modification or change to any of the Vital Choice Acquisition Documents, the Stockholders Agreement, any of the Senior Notes Documents or the Management Fee Agreement, other than modifications to the Vital Choice Acquisition Documents or the Stockholders Agreement (except Section 2.3 thereof) which are neither material nor reasonably likely in any manner to be in any way adverse to the interest of the Lenders.

         9.11 Limitation on Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of transactions after the Closing Date whether or not in the ordinary course of business, with any Affiliate of the Borrower or a Subsidiary other than on terms and conditions substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm's length transaction with a Person other than an Affiliate of the Borrower or a Subsidiary; provided that the foregoing restrictions shall not apply to (i) advances to officers or employees of the Borrower and its Subsidiaries to the extent permitted by Section 8.9, (ii) Restricted Payments permitted under Section 8.7, (iii) transactions between the Borrower and its Subsidiaries to the extent otherwise expressly permitted under this Agreement,
(iv) employment arrangements (including arrangements made with respect to bonuses) entered into in the ordinary course of business with members of the Board of Directors and officers of the Borrower and of its Subsidiaries, (v) the Stockholders Agreement and (vi) so long as no Default or Event of Default has occurred or is continuing or would result therefrom, the payment of management fees to J.W. Childs and/or its Affiliates in an aggregate amount not to exceed $300,000 in any fiscal year of the Borrower plus the reimbursements of reasonable out-of-pocket fees and expenses.

         9.12 Limitation on Sales and Leasebacks. Except as permitted under
Section 9.6, enter into any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary.

         9.13 Limitation on Changes in Fiscal Year. Permit the fiscal year of the Borrower to end on a day other than December 31.

         9.14 Limitation on Negative Pledge Clauses. Enter into with any Person any agreement which prohibits or limits the ability of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except:

                  (a) this Agreement and the other Loans Documents;

                  (b) any industrial revenue bonds, purchase money mortgages or Financing Leases permitted by this Agreement (in which cases, any prohibition or limitation shall only be effective against the assets financed thereby);

                  (c) the Senior Notes Documents;

                  (d) customary non-assignment provisions entered into in the ordinary course of business and consistent with past practices;

                  (e) any restriction or encumbrance with respect to a Subsidiary of the Borrower imposed pursuant to an agreement which has been entered into for the sale or disposition of a or substantially all of the capital stock or assets of such Subsidiary, so long as such sale or disposition is permitted under this Agreement;

                  (f) assets subject to contracts for sale thereof permitted in accordance with Section 9.6; and

                  (g) Liens permitted under Section 9.3 and any documents or instruments governing the terms of any Indebtedness or other obligations secured by any such Liens, provided that such prohibitions or restrictions apply only to the assets subject to such Liens.

         9.15 Limitation on Lines of Business. Not, and not permit any of the Subsidiaries to, materially alter the character of the business of the Borrower and its Subsidiaries from that conducted on the Closing Date (after giving effect to the consummation of the Vital Choice Acquisition) or conduct such business in a manner which is not consistent with past practice.

         9.16 Governing Documents. Amend its articles of incorporation (except to increase the number of authorized shares of common stock), partnership agreement or other Governing Documents, without the prior written consent of the Administrative Agent, which shall not be unreasonably withheld or delayed.

         9.17 Limitation on Subsidiary Formation. Form any Subsidiary unless all requirements of Section 8.11 shall have been satisfied within the time period set forth therein or, if no such time period is set forth, immediately upon the formation of such Subsidiary.

         9.18 Limitation on Securities Issuances. Permit any Subsidiary to issue any shares of Capital Stock that are not "certificated securities" (as defined in ss. 8-102 of the Uniform Commercial Code as in effect in the State of New York on the date hereof) and are not pledged to the Administrative Agent pursuant to the Pledge Agreement as required under Section 8.11.

         SECTION 10. EVENTS OF DEFAULT

         If any of the following events shall occur and be continuing:

                  (a) The Borrower shall fail to pay any principal of any Revolving Credit Loan when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Revolving Credit Loan, or any other amount payable hereunder or under the other Loan Documents or the Fee Letter, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

                  (b) Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                  (c) The Borrower or any other Loan Party shall default in the observance or performance of any agreement contained in Section 8.11(b) and (c), Section 9, Section 5 of the Pledge Agreement, and Section 5 of the Security Agreement; or

                  (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after whichever of the following dates is the earliest: (i) the date the Borrower gives notice of such failure to the Administrative Agent, (ii) the date the Borrower should have given notice of such failure to the Administrative Agent pursuant to Section 8.7, and (iii) the date the Administrative Agent gives notice of such failure to the Borrower; or

                  (e) (i) Any event occurs which constitutes an "Event of Default" under the Senior Notes Indenture or which would constitute an "Event of Default" under the Senior Notes Indenture whether or not the same has been waived in accordance with the Senior Notes Documents; or
         (ii) the Borrower or any of its Subsidiaries shall (A) default in any payment of principal of or interest of any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created, if the aggregate amount of the Indebtedness and/or Guarantee Obligations in respect of which such default or defaults shall have occurred is at least $5,000,000; or (B) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or Administrative Agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

                  (f) (i) The Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through
         (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

                  (h) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $1,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

                  (i) (i) Any of the Security Documents shall cease, for any reason, to be in full force and effect, or the Borrower or any other Loan Party which is a party to any of the Security Documents shall so assert or (ii) the Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby other than as a result of the action or inaction of the Agents or any Lender; or

                  (j) Any Guarantee shall cease, for any reason, to be in full force and effect or any Guarantor shall so assert; or

                  (k) (i) prior to a Public Offering (w) J.W. Childs and its Affiliates shall cease to own, beneficially and of record (not taking into account any securities exercisable, convertible or exchangeable for or into such Voting Stock which are owned by J.W. Childs and its Affiliates), Voting Stock representing more than 50% of the Borrower's Voting Stock on a fully-diluted basis assuming the exercise of all securities exercisable, convertible or exchangeable for or into such Voting Stock, (x) J.W. Childs and its Affiliates shall cease to have the right to elect a majority of the members of the Board of Directors of the Borrower or (y) for any reason whatsoever, any "Person" or "group" (as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 35% of the outstanding Voting Stock of the Borrower, (ii) after a Public Offering, (x) J.W. Childs and its Affiliates shall cease to own, beneficially and of record (not taking into account any securities exercisable, convertible or exchangeable for or into such Voting Stock which are owned by J.W. Childs and its Affiliates), Voting Stock worth more than 35% of the Borrower's Voting Stock on a fully-diluted basis assuming the exercise of all securities exercisable, convertible or exchangeable for or into such Voting Stock or (y) for any reason whatsoever, any "Person" or "group" (as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 30% of the outstanding Voting Securities of the Borrower and (iii) the occurrence of a Senior Note Change of Control;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) of this Section with respect to the Borrower, automatically the Revolving Credit Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement shall immediately become due and payable, and
(B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by written notice to the Borrower declare the Revolving Credit Commitments to be terminated forthwith, whereupon the Revolving Credit Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by written notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable.

With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. The Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Lender and the L/C Participants, a security interest in such cash collateral to secure all obligations of the Borrower under this Agreement and the other Loan Documents. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the Notes. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the Revolving Credit Notes shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower. The Borrower shall execute and deliver to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, such further documents and instruments as the Administrative Agent may reasonably request to evidence the creation and perfection of the within security interest in such cash collateral account.

         SECTION 11. THE AGENTS

         11.1 Appointment. Each Lender hereby irrevocably designates and appoints Canadian Imperial Bank of Commerce as the Administrative Agent of such Lender under this Agreement and the other Loan Documents, and appoints Key Corporate Capital Inc. as the Collateral Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent and the Collateral Agent, in such respective capacities, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent or Collateral Agent, as applicable by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent and the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent or Collateral Agent, as applicable.

         11.2 Delegation of Duties. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither Agent shall be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

         11.3 Exculpatory Provisions. Neither Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by such Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. Neither Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

         11.4 Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower or any other Loan Party), independent accountants and other experts selected by such Agent. Each Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

         11.5 Notice of Default. Neither Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Agents shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Agents shall have received such directions, each Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         11.6 Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that neither Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by either Agent hereinafter taken, including any review of the affairs of the Borrower or any other Loan Party, shall be deemed to constitute any representation or warranty by either Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon either Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon either Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or under the other Loan Documents, neither Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower or any other Loan Party which may come into the possession of either Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         11.7 Indemnification. The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Credit Exposure Percentages in effect on the date on which indemnification is sought, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Revolving Credit Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from such Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

         11.8 Agent in Its Individual Capacity. Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and the other Loan Parties as though such Agent were not the Administrative Agent or Collateral Agent, as applicable, hereunder and under the other Loan Documents. With respect to the Loans made by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

         11.9 Successor Agent. Either Agent may resign as Administrative Agent or Collateral Agent, as applicable, upon 30 days' notice to the Lenders. If an Agent shall resign as Administrative Agent or Collateral Agent, as applicable, under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor Agent for the Lenders, which successor Agent shall be approved by the Borrower, whereupon such successor Agent shall succeed to the rights, powers and duties of the Agent it replaces, and the term "Administrative Agent" or "Collateral Agent," as applicable, shall mean such successor Agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Agent's resignation as Agent, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or Collateral Agent, as applicable, under this Agreement and the other Loan Documents.

         11.10 Arranger, Bookrunner and Syndication Agent. The Arranger, Bookrunner and Syndication Agent shall have no obligations or duties under the Credit Agreement or the other Loan Documents.

         SECTION 12. MISCELLANEOUS

         12.1 Amendments and Waivers. Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 12.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Loan or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the aggregate amount or extend the expiration date of any Lender's Revolving Credit Commitment, in each case without the consent of each Lender affected thereby, or (ii) amend, modify or waive any provision of this Section 12.1 or reduce the percentage specified in the definition of Required Lenders, or amend any provision of the Loan Documents which by its terms specifies an approval, consent, or vote of all of the Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents or release all or substantially all of the Collateral, or release all or substantially all of the Guarantors from their obligations under the Guarantees, in each case without the written consent of all the Lenders (subject to the provisions of Section 5.14), or (iii) amend, modify or waive any provision of Section 11 without the written consent of the then Administrative Agent and Collateral Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Agents and all future holders of the Revolving Credit Loans. In the case of any waiver, the Borrower, the Lenders and the Agents shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

         12.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, [three] days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been electronically confirmed, addressed as follows in the case of the Borrower, the Administrative Agent and the Collateral Agent, and as set forth in Schedule 1 in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:

        The Borrower:                      Universal Hospital Services, Inc.
                                           3800 West 80th Street, Suite 1250
                                           Bloomington, Minnesota  55431
                                           Attention:  David Dovenberg
                                           Fax:  612-839-3237

        The Administrative Agent:          Canadian Imperial Bank of Commerce
                                           425 Lexington Avenue
                                           New York, New York  10017
                                           Attention:  Marybeth Ross / Agency
                                           Fax:  (212) 856-3763

        The Collateral Agent:              Key Corporate Capital Inc.
                                           1 Canal Plaza
                                           Portland, Maine 04101
                                           Attention: Ron Hunt
                                           Fax:  (207)874-7166

provided that any notice, request or demand to or upon the Administrative Agent or the Lenders pursuant to Section 2.3, 2.5, 4.1, 5.2, 5.4 or 5.8(b) shall not be effective until received.

         12.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         12.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Revolving Credit Loans hereunder.

         12.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Administrative Agent, the Collateral Agent and the Arranger for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Collateral Agent and the Administrative Agent, (b) to pay or reimburse each Lender, the Administrative Agent, the Collateral Agent and the Arranger for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent and the Collateral Agent, (c) to pay, indemnify, and hold each Lender, the Administrative Agent, the Collateral Agent and the Arranger harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender, the Administrative Agent, the Collateral Agent and the Arranger, and their respective officers, directors, employees, agents and attorneys harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries, the Parent or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided, that the Borrower shall have no obligation hereunder to the Administrative Agent, the Collateral Agent, the Arranger or any Lender with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of the Administrative Agent, the Collateral Agent, the Arranger or any such Lender or (ii) legal proceedings commenced against the Administrative Agent, the Collateral Agent, the Arranger or any such Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. The agreements in this Section shall survive repayment of the Revolving Credit Loans and all other amounts payable hereunder.

         12.6 Successors and Assigns; Participations and Assignments.

         (a) This Agreement shall be binding upon and inure to the benefit of the

Borrower, the Lenders, the Administrative Agent, the Collateral Agent and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

         (b) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Revolving Credit Loan owing to such Lender, any Revolving Credit Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Revolving Credit Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. The Borrower agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence and during the continuance of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 12.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 5.10, 5.11, and 5.12 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided that, in the case of Section 5.11, such Participant shall have complied with the requirements of said Section and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

         (c) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time and from time to time assign to any Lender or any affiliate thereof or, with the consent of the Administrative Agent and the Borrower (which shall not be unreasonably withheld), to an additional bank or financial institution ("an Assignee") all or any part of its rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of
Exhibit I, with appropriate completions (an "Assignment and Acceptance"), executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Administrative Agent) and delivered to the Administrative Agent for its acceptance and recording in the Register, provided that, in the case of any such assignment to an additional bank or financial institution (unless otherwise consented to by the Borrower and the Administrative Agent) the sum of the aggregate principal amount of the Revolving Credit Loans, the aggregate amount of the L/C Obligations and the aggregate amount of the Available RC Commitments being assigned shall be not less than $5,000,000. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Revolving Credit Commitments as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto).

                  (d) The Administrative Agent, on behalf of the Borrower, shall maintain at the address of the Administrative Agent referred to in
         Section 12.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitments of, and principal amounts of the Revolving Credit Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may (and, in the case of any Revolving Credit Loan or other obligation hereunder not evidenced by a Revolving Credit Note, shall) treat each Person whose name is recorded in the Register as the owner of a Revolving Credit Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Revolving Credit Loan or other obligation hereunder not evidenced by a Revolving Credit Note shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Administrative Agent) together with payment to the Administrative Agent of a registration and processing fee of $3,500, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower.

                  (f) The Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee, subject to the provisions of Section 12.15, any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement.

                  (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Revolving Credit Loans and Revolving Credit Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Revolving Credit Loan or Revolving Credit Note to any

          Federal Reserve Bank in accordance with applicable law.

         12.7 Adjustments; Set-off.

                  (a) If any Lender (a "benefited Lender") shall at any time receive any payment of all or part of its Revolving Credit Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 9(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Revolving Credit Loans, or interest thereon, such benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Revolving Credit Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Revolving Credit Loan may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

                  (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

         12.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         12.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         12.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         12.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         12.12 Submission To Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 11.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         12.13 Acknowledgements. The Borrower hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

                  (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Borrower and the other Loan Parties, on one hand, and Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

         12.14 WAIVERS OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         12.15 Confidentiality. Each Lender agrees to keep confidential any written or oral information (a) provided to it by or on behalf of the Borrower or any of its Subsidiaries pursuant to or in connection with this Agreement or
(b) obtained by such Lender based on a review of the books and records of the Borrower or any of its Subsidiaries; provided that nothing herein shall prevent any Lender from disclosing any such information (i) to the Administrative Agent or any other Lender, (ii) to any Transferee which receives such information having been made aware of the confidential nature thereof and having agreed in writing to be bound by the terms of this Section 12.5, (iii) to its employees, directors, Administrative Agents, attorneys, accountants and other professional advisors, (iv) upon the request or demand of any examiner or other Governmental Authority having jurisdiction over such Lender, (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (vi) which has been publicly disclosed other than in breach of this Agreement, or (vii) in connection with the exercise of any remedy hereunder.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                  UNIVERSAL HOSPITAL SERVICES, INC.


                                  By:  _____________________________
                                       Title:


                                  CANADIAN IMPERIAL BANK OF
                                  COMMERCE, as Administrative Agent


                                  By:  _____________________________
                                       Title:


                                  KEY CORPORATE CAPITAL INC.,
                                  as Collateral Agent


                                  By:  _____________________________
                                       Title:


                                  HELLER FINANCIAL, INC., as Syndication
                                  Agent


                                  By:  _____________________________
                                       Title:


                                  CIBC INC.


                                  By:  _____________________________
                                       Title:


                                  FLEET LEVERAGED LOAN PORTFOLIO


                                  By:  _____________________________
                                       Title:

                                  NATIONAL BANK OF CANADA


                                  By:  _____________________________
                                       Title:


                                  TRANSAMERICA BUSINESS CREDIT
                                  CORPORATION


                                  By:  _____________________________
                                       Title:

                                                                      Schedule 1

               LENDERS, COMMITMENTS AND APPLICABLE LENDING OFFICES


Lender and Lending Offices                           Revolving Credit Commitment
------------------------------------------------- ------------------------------

     CIBC Inc.                                                 $17,500,000
     ---------

     Applicable Lending Offices:

     Base Rate Loans and Eurodollar Loans:
     425 Lexington Avenue
     New York, New York  10017
     Attention: Agency Services
     Telephone: 212-856-3704
     Telecopy: 212-856-3763

------------------------------------------------- ------------------------------

     Fleet National Bank                                       $10,000,000
     -------------------

     Applicable Lending Offices:

     Base Rate Loans and Eurodollar Loans:
     100 Federal Street
     MS 01-11-02
     Boston, Massachusetts 02211
     Attention: Pauline So
     Telephone: 617-434-3219
     Telecopy:  617-434-4929

------------------------------------------------- ------------------------------

     Heller Financial, Inc.                                    $17,500,000
     ----------------------

     Applicable Lending Offices:

     Base Rate Loans and Eurodollar Loans:
     500 West Monroe Street
     Chicago, Illinois 60661
     Attention: Mike Sznajder
     Telephone: 312-441-7470
     Telecopy: 312-441-7598

------------------------------------------------- ------------------------------

------------------------------------------------- ------------------------------

     Key Corporate Capital Inc.                                $12,500,000
     --------------------------

     Applicable Lending Offices:

     Base Rate Loans and Eurodollar Loans:
     127 Public Square
     MS OH-01-27-0600
     Cleveland, OH  44114
     Attention:  Cindy Aukerman
     Telephone: 216-689-3656
     Telecopy: 216-689-3298

------------------------------------------------- ------------------------------

     National Bank of Canada                                   $10,000,000
     -----------------------

     Applicable Lending Offices:

     Base Rate Loans and Eurodollar Loans:
     225 West Washington, Suite 1100
     Chicago, Illinois 60606
     Attention: James J. Kelly
     Telephone: 312-558-8879
     Telecopy: 312-558-6461

------------------------------------------------- ------------------------------

     Transamerica Business Credit Corporation                  $10,000,000
     ----------------------------------------

     Applicable Lending Offices:

     Base Rate Loans and Eurodollar Loans:
     555 Theodore Fremd Avenue,
     Suite C 301
     Rye, New York 10580
     Attention:  Paul Durosko
     Telephone: 914-925-7217
     Telecopy: 914-921-5883

------------------------------------------------- ------------------------------

Total:                                                         $77,500,000
------------------------------------------------- ------------------------------

                                                                       EXHIBIT F

                                   CERTIFICATE

         Reference is hereby made to the Credit Agreement, dated as of October 25, 1999, among Universal Hospital Services, Inc., the lenders parties thereto, Canadian Imperial Bank of Commerce, as administrative agent, Heller Financial, Inc., as syndication agent and Key Corporate Capital Inc., as collateral agent (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Pursuant to the provisions of Section 5.11(b)(i)(B) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is defined in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.


                                        [NAME OF LENDER]


                                        By:  _____________________________
                                             Title:

Date: ______________________, ____

                                                                    Schedule 6.4


                              GOVERNMENTAL CONSENT

None.

                                                                    Schedule 6.6


                                   LITIGATION

None.

                                                                   Schedule 6.15

                                  SUBSIDIARIES


PART A - SUBSIDIARIES

None.

PART B - BORROWER

Universal Hospital Services, Inc. (the "Company") is a Minnesota corporation. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, par value $.01 per share and 10,000,000 shares of Preferred Stock, par value $.01 per share, 25,000 shares of which are designated Series A 12% Cumulative Convertible Accruing Pay-In-Kind Preferred Stock (the "Series A Preferred Stock") and 25,000 shares of which are designated Series B 13% Cumulative Accruing Pay-In-Kind Preferred Stock (the "Series B Preferred Stock"). As of October 25, 1999, 16,023,450 shares of Common Stock and 6,246 shares of the Series B Preferred Stock were issued and outstanding and 5,000,000 shares of Common Stock were reserved for issuance pursuant to the Company's employee stock option plan. No shares of the Series A Preferred Stock are issued and outstanding. Except for a Warrant dated as of December 18, 1998 for the purchase of 350,000 shares of the Company's Common Stock, the Company has no other equity securities or securities containing any equity features authorized, issued or outstanding.

                                                                   Schedule 6.16


                              FILING JURISDICTIONS


         Alabama Secretary of State
         Alaska Secretary of State
         Arizona Secretary of State
         Arkansas Secretary of State
         Arkansa County, Arkansas
         Benton County, Arkansas
         Boone County, Arkansas
         Carroll County, Arkansas
         Conway County, Arkansas
         Craighead County, Arkansas
         Garland County, Arkansas
         Independence County, Arkansas
         Jefferson County, Arkansas
         Johnson County, Arkansas
         Mississippi County, Arkansas
         Phillips County, Arkansas
         Pope County, Arkansas
         Pulaski County, Arkansas
         Sebastian County, Arkansas
         Sevier County, Arkansas
         St. Francis County, Arkansas
         Washington County, Arkansas
         California Secretary of State
         Colorado Secretary of State
         Connecticut Secretary of State
         Delaware Secretary of State
         District of Columbia
         Florida Secretary of State
         Fulton County, Georgia (No State level filing)
         Hawaii Secretary of State
         Idaho Secretary of State
         Illinois Secretary of State
         Indiana Secretary of State
         Allen County, Indiana
         Bartholomew County, Indiana
         Clark County, Indiana
         Clinton County, Indiana
         Daviess County, Indiana
         De Kalb County, Indiana
         Decatur County, Indiana
         Delaware County, Indiana
         Dubois County, Indiana
         Elkhart County, Indiana
         Fayette County, Indiana
         Floyd County, Indiana
         Fulton County, Indiana
         Gibson County, Indiana

         Grant County, Indiana
         Hamilton County, Indiana
         Hancock County, Indiana
         Hendricks County, Indiana
         Henry County, Indiana
         Howard County, Indiana
         Jasper County, Indiana
         Jackson County, Indiana
         Johnson County, Indiana
         Knox County, Indiana
         Kosciusko County, Indiana
         La Porte County, Indiana
         Lake County, Indiana
         Lawrence County, Indiana
         Madison County, Indiana
         Marion County, Indiana
         Monroe County, Indiana
         Morgan County, Indiana
         Parke County, Indiana
         Perry County, Indiana
         Porter County, Indiana
         Putnam County, Indiana
         Ripley County, Indiana
         Rush County, Indiana
         Scott County, Indiana
         St. Joseph County, Indiana
         Tippecanoe County, Indiana
         Tipton County, Indiana
         Vanderburgh County, Indiana
         Vigo County, Indiana
         Wabash County, Indiana
         Wayne County, Indiana
         White County, Indiana
         Iowa Secretary of State
         Kansas Secretary of State
         Kentucky Secretary of State
         Bell County, Kentucky
         Boone County, Kentucky
         Boyd County, Kentucky
         Boyle County, Kentucky
         Breckinridge County, Kentucky
         Caldwell County, Kentucky
         Campbell County, Kentucky
         Carroll County, Kentucky
         Christian County, Kentucky
         Daviess County, Kentucky
         Fayette County, Kentucky
         Graves County, Kentucky
         Hardin County, Kentucky
         Jefferson County, Kentucky
         Kenton County, Kentucky
         Laurel County, Kentucky
         Lee County, Kentucky

         Madison County, Kentucky
         McCracken County, Kentucky
         Monroe County, Kentucky
         Muhlenberg County, Kentucky
         Warren County, Kentucky
         St. Charles Parish, Louisiana (No State level filing)
         Maine Secretary of State
         Maryland Secretary of State
         Massachusetts Secretary of State
         Agawam Town Clerk, Massachusetts
         Arlington Town Clerk, Massachusetts
         Attleboro Town Clerk, Massachusetts
         Auburndale Town Clerk, Massachusetts
         Ayer Town Clerk, Massachusetts
         Billerica Town Clerk, Massachusetts
         Beverly Town Clerk, Massachusetts
         Boston Town Clerk, Massachusetts
         Braintree Town Clerk, Massachusetts
         Brighton Town Clerk, Massachusetts
         Brockton Town Clerk, Massachusetts
         Burlington Town Clerk, Massachusetts
         Cambridge Town Clerk, Massachusetts
         Canton Town Clerk, Massachusetts
         Chelsea Town Clerk, Massachusetts
         Danvers Town Clerk, Massachusetts
         Dedham Town Clerk, Massachusetts
         Dorchester Town Clerk, Massachusetts
         Falls River Town Clerk, Massachusetts
         Falmouth Town Clerk, Massachusetts
         Framingham Town Clerk, Massachusetts
         Haverhill Town Clerk, Massachusetts
         Jamaica Plain Town Clerk, Massachusetts
         Lawrence Town Clerk, Massachusetts
         Leominster Town Clerk, Massachusetts
         Lowell Town Clerk, Massachusetts
         Lynn Town Clerk, Massachusetts
         Marlborough Town Clerk, Massachusetts
         Melrose Town Clerk, Massachusetts
         Methuen Town Clerk, Massachusetts
         Milton Town Clerk, Massachusetts
         Natick Town Clerk, Massachusetts
         Needham Town Clerk, Massachusetts
         New Bedford Town Clerk, Massachusetts
         Newburyport Town Clerk, Massachusetts
         Newton Town Clerk, Massachusetts
         North Billerica Town Clerk, Massachusetts
         North Chelmsford Town Clerk, Massachusetts
         Northampton Town Clerk, Massachusetts
         Norwood Town Clerk, Massachusetts
         Peabody Town Clerk, Massachusetts
         Plymouth Town Clerk, Massachusetts
         Reading Town Clerk, Massachusetts
         Roslindale Town Clerk, Massachusetts

         Salem Town Clerk, Massachusetts
         Saugus Town Clerk, Massachusetts
         Stoughton Town Clerk, Massachusetts
         Taunton Town Clerk, Massachusetts
         Waltham Town Clerk, Massachusetts
         Wareham Town Clerk, Massachusetts
         Webster Town Clerk, Massachusetts
         West Boylston Town Clerk, Massachusetts
         Westborough Town Clerk, Massachusetts
         Westfield Town Clerk, Massachusetts
         Weymouth Town Clerk, Massachusetts
         Winchester Town Clerk, Massachusetts
         Woburn Town Clerk, Massachusetts
         Worcester Town Clerk, Massachusetts
         Michigan Secretary of State
         Minnesota Secretary of State
         Mississippi Secretary of State
         Clay County, Mississippi
         De Soto County, Mississippi
         Hancock County, Mississippi
         Harrison County, Mississippi
         Jones County, Mississippi
         Lauderdale County, Mississippi
         Lincoln County, Mississippi
         Jackson County, Mississippi
         Montgomery County, Mississippi
         Pearl River County, Mississippi
         Rankin County, Mississippi
         Webster County, Mississippi
         Missouri Secretary of State
         Adair County, Missouri
         Bates County, Missouri
         Benton County, Missouri
         Boone County, Missouri
         Buchanan County, Missouri
         Butler County, Missouri
         Callaway County, Missouri
         Camden County, Missouri
         Cape Girardeau County, Missouri
         Cass County, Missouri
         Chariton County, Missouri
         Clay County, Missouri County, Missouri
         Clinton County, Missouri County, Missouri
         Cole County, Missouri
         Franklin County, Missouri
         Greene County County, Missouri
         Henry County, Missouri
         Jackson County, Missouri
         Jefferson County, Missouri
         Jasper County, Missouri
         Johnson County, Missouri
         Lafayette County, Missouri
         Lincoln County, Missouri

         Livingston County, Missouri
         Marion County, Missouri
         Moniteau County, Missouri
         Pemiscot County, Missouri
         Perry County, Missouri
         Pettis County, Missouri
         Phelps County, Missouri
         Platte County, Missouri
         Pulaski County, Missouri
         Ray County, Missouri
         Saint Charles County, Missouri
         Saint Francois County, Missouri
         Saint Genevieve County, Missouri
         Saline County, Missouri
         St. Louis County, Missouri
         Vernon County, Missouri
         Webster County, Missouri
         Montana Secretary of State
         Nebraska Secretary of State
         Nevada Secretary of State
         New Hampshire Secretary of State
         Belknap County, New Hampshire
         Grafton County, New Hampshire
         Hillsborough County, New Hampshire
         Merrimack County, New Hampshire
         Rockingham County, New Hampshire
         Strafford County, New Hampshire
         New Jersey Secretary of State
         New Mexico Secretary of State
         New York Secretary of State
         Albany County, New York
         Allegheny County, New York
         Bronx County, New York
         Broome County, New York
         Cattaraugus County, New York
         Chautauqua County, New York
         Chemung County, New York
         Cortland County, New York
         Erie County, New York
         Genesee County, New York
         Jefferson County, New York
         Kings County, New York
         Livingston County, New York
         Madison County, New York
         Monroe County, New York
         Nassau County, New York Oneida County, New York
         Onondaga County, New York
         Ontario County, New York
         Orange County, New York
         Orleans County, New York
         Oswego County, New York
         Putnam County, New York

         Queens County, New York
         Rensselaer County, New York
         Richmond County, New York
         Rockland County, New York
         Saratoga County, New York
         Steuben County, New York
         Suffolk County, New York
         Tompkins County, New York
         Warren County, New York
         Wayne County, New York
         Westchester County, New York
         Wyoming County, New York
         Yates County, New York
         New York City Register/New York County, New York
         North Carolina Secretary of State
         Alamance County, North Carolina
         Alexander County, North Carolina
         Alleghany County, North Carolina
         Ashe County, North Carolina
         Beaufort County, North Carolina
         Bertie County, North Carolina
         Brunswick County, North Carolina
         Buncombe County, North Carolina
         Cabarrus County, North Carolina
         Cartaret County, North Carolina
         Catawba County, North Carolina
         Chowan County, North Carolina
         Cleveland County, North Carolina
         Columbus County, North Carolina
         Craven County, North Carolina
         Cumberland County, North Carolina
         Davidson County, North Carolina
         Durham County, North Carolina
         Edgecombe County, North Carolina
         Forsyth County, North Carolina
         Franklin County, North Carolina
         Gaston County, North Carolina
         Guilford County, North Carolina
         Henderson County, North Carolina
         Iredell County, North Carolina
         Johnston County, North Carolina
         Lenoir County, North Carolina
         Lincoln County, North Carolina
         Mecklenberg County, North Carolina
         Moore County, North Carolina
         Nash County, North Carolina
         New Hanover County, North Carolina
         Orange County, North Carolina
         Pender County, North Carolina
         Person County, North Carolina
         Pitt County, North Carolina
         Polk County, North Carolina
         Randolph County, North Carolina

         Robeson County, North Carolina
         Rockingham County, North Carolina
         Rowan County, North Carolina
         Rutherford County, North Carolina
         Scotland County, North Carolina
         Stanly County, North Carolina
         Surry County, North Carolina
         Transylvania County, North Carolina
         Union County, North Carolina
         Vance County, North Carolina
         Wake County, North Carolina
         Washington County, North Carolina
         Watauga County, North Carolina
         Wayne County, North Carolina
         Wilkes County, North Carolina
         Wilson County, North Carolina
         North Dakota Secretary of State
         Ohio Secretary of State
         Allen County, Ohio
         Ashtabula County, Ohio
         Belmont County, Ohio
         Brown County, Ohio
         Butler County, Ohio
         Clark County, Ohio
         Clermont County, Ohio
         Columbiana County, Ohio
         Coshocton County, Ohio
         Crawford County, Ohio
         Cuyahoga County, Ohio
         Darke County, Ohio
         Defiance County, Ohio
         Delaware County, Ohio
         Erie County, Ohio
         Fairfield County, Ohio
         Franklin County, Ohio
         Gallia County, Ohio
         Geanga County, Ohio
         Greene County, Ohio
         Hamilton County, Ohio
         Hardin County, Ohio
         Highland County, Ohio
         Hocking County, Ohio
         Jackson County, Ohio
         Jefferson County, Ohio
         Lake County, Ohio
         Logan County, Ohio
         Lorain County, Ohio
         Lucas County, Ohio
         Madison County, Ohio
         Mahoning County, Ohio
         Medina County, Ohio
         Mercier County, Ohio
         Miami County, Ohio

         Montgomery County, Ohio
         Muskingam County, Ohio
         Noble County, Ohio
         Pickaway County, Ohio
         Pike County, Ohio
         Portage County, Ohio
         Putnam County, Ohio
         Richland County, Ohio
         Ross County, Ohio
         Scioto County, Ohio
         Seneca County, Ohio
         Shelby County, Ohio
         Stark County, Ohio
         Summit County, Ohio
         Trumbull County, Ohio
         Union County, Ohio
         Warren County, Ohio
         Wayne County, Ohio
         Cuyahoga County, Ohio
         Franklin County, Ohio
         Hamilton County, Ohio
         Oklahoma County, Oklahoma
         Oregon Secretary of State
         Pennsylvania Secretary of State
         Allegheny County, Pennsylvania
         Armstrong County, Pennsylvania
         Beaver County, Pennsylvania
         Berks County, Pennsylvania
         Blair County, Pennsylvania
         Bucks County, Pennsylvania
         Butler County, Pennsylvania
         Cambria County, Pennsylvania
         Centre County, Pennsylvania
         Chester County, Pennsylvania
         Cumberland County, Pennsylvania
         Dauphin County, Pennsylvania
         Delaware County, Pennsylvania
         Erie County, Pennsylvania
         Fayette County, Pennsylvania
         Indiana County, Pennsylvania
         Lackawanna County, Pennsylvania
         Lancaster County, Pennsylvania
         Lawrence County, Pennsylvania
         Lehigh County, Pennsylvania
         Luzerne County, Pennsylvania
         Lycoming County, Pennsylvania
         Mercer County, Pennsylvania
         Montgomery County, Pennsylvania
         Monroe County, Pennsylvania
         Perry County, Pennsylvania
         Philadelphia County, Pennsylvania
         Somerset County, Pennsylvania
         Washington County, Pennsylvania

         Westmoreland County, Pennsylvania
         York County, Pennsylvania
         Rhode Island Secretary of State
         South Carolina Secretary of State
         South Dakota Secretary of State
         Tennessee Secretary of State
         Texas Secretary of State
         Utah Secretary of State
         Vermont Secretary of State
         Virginia Secretary of State
         Alexandria County, Virginia
         Arlington County, Virginia
         Augusta County, Virginia
         Charlottesville County, Virginia
         Chesapeake County, Virginia
         Culpeper County, Virginia
         Emporia County, Virginia
         Falls Church County, Virginia
         Fairfax County, Virginia
         Fauquier County, Virginia
         Franklin County, Virginia
         Fredericksburg County, Virginia
         Grayson County, Virginia
         Halifax County, Virginia
         Hampton County, Virginia
         Harrisburg County, Virginia
         Harrisonburg County, Virginia
         James City County, Virginia
         Loudoun County, Virginia
         Lynchburg County, Virginia
         Manassas County, Virginia
         Martinsville County, Virginia
         Montgomery County, Virginia
         Nansemond County, Virginia
         Newport News County, Virginia
         Nohoway County, Virginia
         Northhampton County, Virginia
         Northumberland County, Virginia
         Petersburg County, Virginia
         Poquoson County, Virginia
         Portsmouth County, Virginia
         Prince Williams County, Virginia
         Richmond County, Virginia
         Roanoke County, Virginia
         Shenandoah County, Virginia
         Suffolk County, Virginia
         Tazewell County, Virginia
         Virginia Beach County, Virginia
         Warren County, Virginia
         Williamsburg County, Virginia
         Winchester County, Virginia
         York County, Virginia
         Independent City of Richmond, Virginia

         Washington Secretary of State
         West Virginia Secretary of State
         Berkeley County, West Virginia
         Brooke County, West Virginia
         Cabell County, West Virginia
         Greenbrier County, West Virginia
         Harrison County, West Virginia
         Kanawha County, West Virginia
         Marshall County, West Virginia
         Mercer County, West Virginia
         Monongalia County, West Virginia
         Wisconsin Secretary of State
         Wyoming Secretary of State
         Campbell County, Wyoming

                                                                   Schedule 6.19


                                    INSURANCE

See Attached.

                                                                   Schedule 6.22


                              ENVIRONMENTAL MATTERS

None.

                                                                   Schedule 6.25


                           GOVERNMENTAL INVESTIGATIONS


----------------------------------------------------------------------------------------------------------------------
  Investigating Party             Type            Period Investigated    Name of Investigated          Status
                                                                                 Party
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Internal Revenue          Federal Income Tax              1996                   (UHS)          Open
Service
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
State of Illinois         Sales and Use Tax            1996-1997                 (HCI)          Open
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
State of Missouri         Income Tax                   1996-1997                 (HCI)          Open
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
State of Louisiana        Income                                                 (UHS)          Completed 1998
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
State of Illinois         Sales and Use Tax          1/94 to 12/96               (UHS)          Completed 1997
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
State of Washington       Sales and Use Tax           1/93 to 9/96               (UHS)          Completed 1996
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
State of Missouri         Sales and Use Tax           4/94 to 6/97               (UHS)          Completed 1997
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
State of Virginia         Sales and Use Tax           4/94 to 3/97               (UHS)          Completed 1997
----------------------------------------------------------------------------------------------------------------------


In the ordinary course of business, the Company processes self-audits for state income tax on a routine basis.

                                                                    Schedule 9.2


                              EXISTING INDEBTEDNESS

                   According to GAAP as of September 30, 1999



10.25% Senior Notes, due 2008                            $130,112,395


Capital Lease Obligation, due 2004                       $  1,292,547

                                                                    Schedule 9.3


                                 EXISTING LIENS

Jurisdiction:  Minnesota Secretary of State
-------------------------------------------

Secured Party:  Huntleigh Healthcare Inc.
File Number:  2058463
Filing Date:  8/4/98

Secured Party:  Targa Financial, Inc.
Assignee:  Norwest Equipment Finance, Inc.
File Number:  2064611
Filing Date:  8/28/98

Secured Party:  ALARIS Medical Systems, Inc.
File Number:  2145064
Filing Date:   7/7/99

Secured Party:  BMX MEDICAL, INC.
Assignee:  John D. Bailey
File Number:  2161307
Filing Date:  9/10/99

Jurisdiction:  Ohio Secretary of State
--------------------------------------

Secured Party:  ALARIS Medical Systems, Inc.
File Number:  2145064
Filing Date:   7/7/99

Jurisdiction:  Franklin County, Ohio
------------------------------------

Secured Party:  ALARIS Medical Systems, Inc.
File Number:  2145064
Filing Date:   7/7/99

                                                                    Schedule 9.4


                         EXISTING GUARANTEE OBLIGATIONS

None.

                                                                    Schedule 9.8


                              EXISTING INVESTMENTS

None.